UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              SCHEDULE 14A

                             (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-12


                       QUESTAR ASSESSMENT, INC.
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           (Name of Registrant as Specified In Its Charter)
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 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.    Title of each class of securities to which transaction applies:

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2.    Aggregate number of securities to which transaction applies:

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3.    Per unit price or other underlying value of transaction
      computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4.    Proposed maximum aggregate value of transaction:

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5.    Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.    Amount previously paid:

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2.    Form, Schedule or Registration Statement No.:

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3.    Filing Party:

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4.    Date Filed:

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

                      QUESTAR ASSESSMENT, INC.

                4 Hardscrabble Heights, P.O. Box 382
                      Brewster, New York 10509


              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To be held on April 24, 2008

To the Stockholders of Questar Assessment, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Meeting") of QUESTAR ASSESSMENT, INC., a
Delaware corporation (the "Company"), will be held at the Company's headquarters at 4 Hardscrabble Heights, Brewster, New
York 10509 on Thursday, April 24, 2008 at the hour of 10:00 a.m.
local time for the following purposes:

          (1)     To elect Directors of the Company

          (2)     To approve the Company's 2007 Incentive
Compensation Plan; and

          (3) To transact such other business as may properly come before the Meeting.

      Only stockholders of record at the close of business on March 15, 2008 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                         By Order of the Board of Directors,


                                         LINDA G. STRALEY
                                         Senior Vice President and Secretary

Brewster, New York
March 21, 2008


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                [THIS PAGE INTENTIONALLY LEFT BLANK]

                      QUESTAR ASSESSMENT, INC.

                4 Hardscrabble Heights, P.O. Box 382
                      Brewster, New York 10509


              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To be held on April 24, 2008


                           PROXY STATEMENT

      This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of Questar Assessment, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on April 24, 2008. The Annual Meeting will be held at the Company's headquarters at 4 Hardscrabble Heights, Brewster, New York 10509 on Thursday, April 24, 2008 at the hour of 10:00 a.m. local time for the purposes set forth in the foregoing Notice of Annual Meeting.
It is contemplated that this Proxy Statement, together with the accompanying form of proxy and the Company's Annual Report for the fiscal year ended October 31, 2007 ("Fiscal 2007"), will be mailed together to stockholders on or about March 21, 2008.

      Stockholders of record at the close of business on March 15, 2008 are entitled to notice of, and to vote at, the Meeting. On that date, there were issued and outstanding 3,133,046 shares of Common Stock, par value $0.0001 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote.
In addition, there were an aggregate of 1,888,889 shares of Series A Preferred Stock, which are convertible, as of the date hereof, into 1,888,889 shares of Common Stock, and each of which is entitled to one vote per share. Accordingly, as of the date of this Proxy Statement, there are 5,021,935 eligible votes outstanding.

      The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a holder of Common Stock shall be entitled to one vote in person or by proxy, for each share held in his, her or its name on the record date. Directors will be elected by a plurality of the votes cast at the Meeting. The ratification or approval of all other proposals will be decided by a majority of the votes cast at the Meeting. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting but will not affect the plurality or majority vote required. However, because abstentions with respect to any matter are treated as shares present in person or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as a negative vote on matters other than the election of directors.

      All proxies received pursuant to this solicitation will be voted (unless revoked) at the Meeting or any adjournment thereof in the manner directed by a stockholder and, if no direction is made, will be voted FOR the election of each of the management nominees for directors in Proposal No. 1 and FOR the approval of the Company's 2007 Incentive Compensation Plan. If any other matters are properly presented at the Meeting for action, which are not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a stockholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy, thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

      As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing which will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxy. All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telecopier, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                 MANAGEMENT AND DIRECTOR NOMINEES

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of March 15, 2008, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. As of March 15, 2008, there were 3,133,046 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote per share. In addition, there were an aggregate of 1,888,889 shares of Series A Preferred Stock, which are convertible, as of the date hereof, into 1,888,889 shares of Common Stock, and each of which is entitled to one vote per share. Accordingly, as of the date of this Proxy Statement, there are 5,021,935 eligible votes outstanding.

                                                   Shares of        Percent of
Name and Address of                              Common Stock      Common Stock
Beneficial Owners and                            Beneficially      Beneficially
Directors and Officers                              Owned             Owned
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5% Beneficial Owners:
--------------------

Cahill, Warnock Strategic
Partners Fund, L.P.
c/o Cahill, Warnock & Co., LLC
500 East Pratt Street, Suite 1200
Baltimore, MD 21202                               592,849(1)          18.9%
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Camden Partners Strategic Fund
III, L.P.
c/o Camden Partners Strategic
Manager, LLC
500 East Pratt Street, Suite 1200
Baltimore, MD 21202                             1,600,167(2)          33.8%
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Midsouth Investor Fund L.P.
1776 Peachtree St., N.W.
Suite 412 North
Atlanta, GA 30309                                 215,000              6.9%
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Kevin Gruneich
12 White Pine Canyon Road
Park City, UT 84060                               185,600              3.9%
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Wynnefield Capital, Inc.
450 Seventh Avenue, Suite 509
New York, NY 10123                                262,537(3)           8.5%
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Officers and Directors
----------------------

Michael D. Beck
4 Hardscrabble Heights
Brewster, NY 10509                                210,742(4)           6.6%
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Steven R. Berger
1633 Broadway
New York, NY 10019                                 10,625(5)             *
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Donald W. Hughes
500 East Pratt Street, Suite 1200
Baltimore, Maryland 21202                       2,309,866(6)          48.0%
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Roy Lipner (employment
commenced 11/1/07)
4 Hardscrabble Heights
Brewster, New York 10509                               --(7)             *
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Martin Maleska
401 E. 60th Street
New York, New York 10022                            2,511(8)             *
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Theodore Naegeli
2905 West Service Rd.
Egan, MN 55121                                     44,322(9)           1.4%
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Chris L. Nguyen
8600 LaSalle Road
Towson, Maryland  21288                            10,000(10)            *
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Andrew L. Simon
4 Hardscrabble Heights
Brewster, NY 10509                                249,870(11)          7.7%
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Linda G. Straley
4 Hardscrabble Heights
Brewster, NY 10509                                127,727(12)          4.0%
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Thomas G. Struzzieri
319 Main Street
Saugerties, NY  12477                              25,000(13)            *
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David L. Warnock
500 East Pratt Street, Suite 1200
Baltimore, Maryland 21202                       2,311,741(14)         48.1%
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James J. Williams
4 Hardscrabble Heights
Brewster, NY 10509                                  8,902(15)            *
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Officers and Directors as a
Group (12 persons)                              3,042,939(16)         57.0%

________________
* Less than 1%

1 Excludes 32,850 shares owned by Strategic Associates, L.P., an affiliate of Cahill, Warnock Strategic Partners Fund, L.P. (the "Fund"), but as to which the Fund disclaims beneficial ownership. ("Strategic Associates"; together, with the Fund, the "Cahill, Warnock Entities"). Pursuant to the Investor Rights Agreement (the "Investor Rights Agreement") between the Company and the Cahill, Warnock Entities, the Company has agreed that so long as the Cahill, Warnock Entities own at least 50% of the shares issuable or issued pursuant to warrants held by the Cahill, Warnock Entities), the Cahill, Warnock Entities have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Donald W. Hughes are the two current directors who were nominated by the Cahill, Warnock Entities. Pursuant to the Investor Rights Agreement, the directors and executive officers of the Company have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Cahill, Warnock Entities. Edward L. Cahill, David L. Warnock and Donald W. Hughes are general partners of Cahill, Warnock Strategic Partners, L.P. ("Cahill, Warnock Partners"), the Fund's sole general partner, and the sole general partner of Strategic Associates. Each of David L. Warnock and Donald W. Hughes is also a director of the Company (see footnotes 6 and 11 to this table).

2 Includes 1,600,167 shares of Common Stock which are issuable upon conversion of 1,600,167 shares of Series A-1 Preferred Stock, subject to anti-dilution adjustments. Excludes 66,650 shares of Common Stock which are issuable upon conversion of 66,650 shares of Series A-1 Preferred Stock owned by Camden Partners Strategic Fund III-A, L.P. ("Camden III-A"), an affiliate of Camden Partners Strategic Fund III, L.P. (the "Camden III"), but as to which Camden III disclaims beneficial ownership. (Camden III and Camden III-A, the "Camden Entities"). David Warnock and Donald Hughes, who are directors of the Company, are each managers of Camden Partners Strategic Manager, LLC. Each of David L. Warnock and Donald
    W. Hughes is also a director of the Company (see footnotes 6 and 11 to this table).

3 Represents the aggregate of shares collectively owned by a group of affiliated companies. Mr. Nelson Obus and Mr. Joshua Landes may be deemed to hold indirect beneficial interests in all or a portion of the shares indicated respectively, because each of them is a co-managing member of Wynnefield Capital Management, LLC and a principal executive officer of Wynnefield Capital, Inc. In addition, Mr. Obus is the general partner of Channel Partnership II, L.P. and the portfolio manager of Wynnefield Capital Inc. Profit Sharing Plan. Wynnefield Capital Management, LLC is the general partner of each of Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P.I. Wynnefield Capital, Inc. is the investment manager of Wynnefield Small Cap Value Offshore Fund.

4 Includes (i) 42,000 shares which are owned jointly with Mr. Beck's wife, (ii) 9,375 shares owned by Mr. Beck's daughter, and (iii) 70,167 shares which Mr. Beck has the right to acquire upon the exercise of currently exercisable stock options or options that will become exercisable within 60 days. Excludes: (i) 9,375 shares owned by Mr. Beck's wife, as to which Mr. Beck disclaims beneficial ownership, and (ii) 15,833 shares which are the subject of options which are not currently exercisable.

5 Includes 10,625 shares which Mr. Berger has the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within 60 days, and excludes 2,500 shares which are the subject of options that are not currently exercisable.

6 Includes (i) 625,699 shares owned by the Cahill Warnock Entities, (ii) 1,666,667 shares of Common Stock issuable upon conversion of shares of Series A-1 Preferred Stock owned by the Camden Entities, and (iii) 17,500 shares which Mr. Hughes has the right to acquire upon the exercise of currently exercisable options or stock options which become exercisable within the next 60 days. Excludes 2,500 shares which are the subject of options that are not currently exercisable.

7 Excludes (i) 97,000 shares which are the subject of options that are not currently exercisable, and (ii) 23,000 shares of restricted Common Stock which are not currently vested.

8 Excludes 4,989 shares which are the subject of options that are not currently exercisable.

9 Includes 43,488 shares of Common Stock issuable upon conversion of shares of Series A-2 Preferred Stock; excludes
    1,667 shares which are the subject of options that are not currently exercisable.

10 Includes 10,000 shares which Mr. Nguyen has the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within the next 60 days. Excludes 2,500 shares which are the subject of options that are not currently exercisable.

11 Includes 126,292 shares which Mr. Simon has the right to acquire upon the exercise of currently exercisable stock options or stock options that will become exercisable within 60 days. Excludes: (i) 375 shares of Common Stock owned by the retirement account of Mr. Simon's wife, as to which Mr. Simon disclaims beneficial ownership, and (ii) 48,333 shares which are the subject of stock options that are not currently exercisable.

12 Includes 52,000 shares which Ms. Straley has the right to acquire upon the exercise of currently exercisable stock options or options that will become exercisable within 60 days. Excludes 15,000 shares which are the subject of options that are not currently exercisable.

13 Includes 20,000 shares which Mr. Struzzieri has the right to acquire upon the exercise of currently exercisable stock options or options which become exercisable within the next 60 days. Excludes 2,500 shares which are the subject of options that are not currently exercisable.

14 Includes (i) 625,699 shares owned by the Cahill Warnock Entities, (ii) 1,666,667 shares of Common Stock issuable upon conversion of shares of Series A-1 Preferred Stock owned by the Camden Entities, and (iii) 10,000 shares which Mr. Warnock has the right to acquire upon the exercise of currently exercisable options or stock options which become exercisable within the next 60 days. Excludes 2,500 shares which are the subject of options that are not currently exercisable.

15 Excludes 35,833 shares which are the subject of options that are not currently exercisable.

16 Includes 319,928 shares which officers and directors have the right to acquire upon the exercise of currently exercisable stock options or options which become exercisable within the next 60 days. Includes shares beneficially owned by Messrs. Warnock and Hughes through the Camden Entities and the Cahill Warnock Entities. Excludes 231,156 shares which are the subject of options that are not currently exercisable.

                        CORPORATE GOVERNANCE

      The Company is committed to the highest level of honesty, integrity and ethics. The Company regularly reviews its corporate governance policies in light of legal, regulatory and corporate governance changes.

      The Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") marked the beginning of legislative and regulatory reforms of the corporate governance process in the United States. Sarbanes-Oxley contains very specific provisions with respect to the operation of the boards of directors and the committees thereof. Pursuant to Sarbanes-Oxley, the Securities and Exchange Commission (the "SEC") has adopted extensive regulations applicable to the corporate governance of corporations with a class of stock registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company is a "smaller reporting company" as such term is defined in the Exchange Act. Pursuant to the authority and directives of Sarbanes-Oxley, the New York Stock Exchange, the Nasdaq Stock Market and other stock exchanges regulated under the Exchange Act have adopted listing standards, policies and procedures applicable to companies whose securities are traded on the respective exchanges. The Company's Common Stock trades on the Nasdaq Electronic Bulletin Board. The SEC has stated that the Nasdaq Electronic Bulletin Board does not constitute an exchange, and accordingly, a company whose shares are traded only on the Nasdaq Electronic Bulletin Board is not subject to the additional listing standards and regulations issued by the regulated stock exchanges. Nevertheless, it is the Company's intention to adhere as closely as possible to the "best practices" in the market regarding corporate governance, subject to the limitations inherent in the Company's current size and operations.


                          PROPOSAL NO. 1

                      ELECTION OF DIRECTORS

   MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ELECTION OF
               THE NOMINEES TO THE BOARD OF DIRECTORS.

      Nine directors are to be elected at the Meeting for terms of one year each and until their successors shall be elected and qualified. The nominees were approved by the Board as nominees in accordance with the Board's corporate governance policies. The Company does not currently have a nominating committee.

      It is intended that votes will be cast pursuant to the enclosed proxy for the election of the nine persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld.
In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.

      DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST
AT THE MEETING.

      The following table sets forth information concerning each person nominated to serve as a director of the Company:

-------------------------------------------------------------------------------
                                      First
                                      Became
     Name                    Age      Director     Current Position
     ----                    ---      --------     ----------------
Michael D. Beck               61       1997        Director; Senior Vice
                                                   President, Questar;
                                                   President and Chief
                                                   Executive Officer, Beck
                                                   Evaluation & Testing
                                                   Associates, Inc. ("BETA")
-------------------------------------------------------------------------------

Steven R. Berger(1)(2)        52       1996        Director
-------------------------------------------------------------------------------

Donald W. Hughes(1)           57       2001        Director
-------------------------------------------------------------------------------

Martin Maleska(1)             63       2007        Director
-------------------------------------------------------------------------------

Theodore Naegeli              56       2006        Director
-------------------------------------------------------------------------------

Chris L. Nguyen(1)(2)         46       2004        Director
-------------------------------------------------------------------------------

Andrew L. Simon               65       1995        Chairman of the Board of
                                                   Directors; Chief Executive
                                                   Officer, Questar
-------------------------------------------------------------------------------

Thomas G. Struzzieri(1)(2)    49       2000        Director
-------------------------------------------------------------------------------

David L. Warnock(2)           50       1998        Director
-------------------------------------------------------------------------------

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee

      Each director shall hold office until the earlier of the next annual meeting of the Company's stockholders or his or her resignation and until a successor is selected and qualified.

      MICHAEL D. BECK was elected as a Director of the Company in March 1997 and is a Senior Vice President of the Company. He was a Vice President of the Company since January 1997.
Mr. Beck is also a Director and President and Chief Executive Officer of BETA. Since 1983, Mr. Beck has been President of BETA, which provides consulting and contractual services to school districts, state education departments and test and textbook publishers. As of January 2, 1997, BETA became a wholly-owned subsidiary of the Company and Mr. Beck continues to serve as the President of BETA. Mr. Beck has also provided consulting services on matters of educational research and assessment for various military, governmental and commercial organizations. Mr. Beck received an A.B. from John Carroll University and an M.A. from Fordham University.

      STEVEN R. BERGER was elected as a Director of the Company in March 1996 and he also serves on each of the Company's Compensation and Audit Committees. Mr. Berger was a partner in the law firm of Salans from January 1989 through September 2002. Salans acted as special securities counsel to the Company from January 1995 through September 2002. Mr. Berger is currently a shareholder in the law firm of Vedder Price P.C. in New York City. The Company has retained Vedder Price P.C. since
October 2002 as its special securities counsel. Mr. Berger received an A.B. from Harvard University and a J.D. from Harvard Law School.

      DONALD W. HUGHES was elected as Director in June 2001. Since July 2001, Mr. Hughes has served on, and is Chairman of, the Company's Audit Committee. Since 1999, Mr. Hughes has served as Executive Vice President and Chief Financial Officer of Camden Partners, Inc. and a member of and Chief Financial Officer of Camden Partners Holdings, LLC, each of which is an affiliate of Cahill Warnock. Mr. Hughes has served as an officer of Cahill Warnock since February 1997 and is a General Partner and Chief Financial Officer of Cahill Warnock. Prior to joining Cahill Warnock in February 1997, Mr. Hughes had served as Vice President, Chief Financial Officer, and Secretary of Capstone Pharmacy Services, Inc. from December 1995, and as Executive Vice President and Chief Financial Officer of Broventure Company, Inc., a closely-held investment management company, from July 1984 to November 1995. Mr. Hughes also serves on the board of New Horizons Worldwide, Inc. Mr. Hughes received a B.A. from Lycoming College and an M.S.F. from Loyola College in Maryland, and is a Certified Public Accountant.

      MARTIN MALESKA was elected as a Director in March 2007. Mr. Maleska has been in the publishing industry since 1980. Previously, Mr. Maleska has been the Senior Vice President for Acquisitions at Maxwell/Macmillan, President of the International and Professional Groups at Simon & Schuster, a managing director and principal at Veronis Suhler Stevenson, and the CEO of the business to business Magazine and Training Divisions of Primedia. Mr. Maleska currently serves on the Boards of Directors of Source Media Inc., Randall/Reilly Publishing, CCC Holdings LLC, Network Communications Inc, Executive Development Associates and RFID Journal. He is an Advisory Director at Investcorp International and a member of the board of Advisors of the NYU Publishing Program.

      THEODORE NAEGELI was elected as a Director in September 2006. Mr. Naegeli is one of the founders of Questar Educational Systems, Inc. and served as its CEO from its inception until its sale to the Company in May 2006. He has served as President of Questar Data Systems, Inc. since 1991. In addition, Mr. Naegeli served as President of National Business Systems, Inc. (NBS) from 1994 to 2001. He was CFO of NBS prior to taking over the presidency. Mr. Naegeli worked as a CPA in public accounting prior to joining NBS. He holds a B.S. in Accounting from the University of Minnesota.

      CHRIS L. NGUYEN was elected as a Director at the Annual Stockholders Meeting of the Company in April 2004. Mr. Nguyen was a senior executive with Sylvan Learning Systems from 1989 to 1996. During his tenure at Sylvan, Mr. Nguyen was COO of Sylvan's computer-based testing division, Sylvan Prometric.
From 1996 through 2001, Mr. Nguyen was President and CEO of Caliber Learning Network, a publicly-traded company specializing in distance learning services for adults. Currently, Mr. Nguyen is the principal and owner of Dynanet Consulting Services, LLC. Dynanet provides management consulting and technology development services to companies within the education and testing markets. Mr. Nguyen received a B.A from Johns Hopkins University.

      ANDREW L. SIMON was elected as Director and as President of the Company in March 1995. Mr. Simon serves as Chairman of the Board of Directors. Mr. Simon is also a Director and Secretary of BETA, Vice President and Director of ADI, Vice President and Director of AEC, and Vice President and Treasurer of QESI. From 1995 through June 2006, Mr. Simon also acted as Chief Financial Officer of the Company. He served as Interim President of TASA from June 1994 through March 1995. He was a founder of the Company and previously served as a Director from 1976 to 1991 and has acted as a financial consultant to the Company since its inception in 1976. From 1983 to 1986, he was a Vice President/Marketing Division Head in the Private Clients Group at Bankers Trust Company. He was a Vice President at Citibank, NA, where he held a number of senior marketing and sales positions, from 1980 to 1983. Prior to 1980, Mr. Simon served as Marketing Director for several consumer package goods companies including Norcliff-Thayer and Lederle Laboratories.
He holds an M.B.A. from Columbia University and a B.A. from Washington University. Mr. Simon is a director of The Hudson Valley Trust.

      THOMAS G. STRUZZIERI was elected a Director of the Company in June 2000. He serves on each of the Company's Audit and Compensation Committees. Mr. Struzzieri is the owner of Horse Shows In The Sun (HITS). Based in Saugerties, New York, HITS produces horse shows in California, Florida, Virginia, New York, and Arizona. Mr. Struzzieri is a director of the United States Equestrian Federation, and is a founding member and a director of the United States Hunter/Jumper Association. He also serves on the Board of Directors of the United Way of Ulster County and the Ulster County Development Corporation, and is a member of the SUNY Ulster County Community College Board of Trustees.
Mr. Struzzieri is a member of the Chamber of Commerce of Ulster County as well as the Business and Community Leaders' Advisory Committee of the Institute of Ecosystem Studies. He attended Vassar College.

      DAVID L. WARNOCK was elected as a Director of the Company in October 1998 and, since that time, he has also served on the Company's Compensation Committee. Since 1999, Mr. Warnock has been President and Chief Executive Officer of each of Camden Partners, Inc. and Camden Partners Holdings, LLC, each of which is an affiliate of Cahill Warnock. Mr. Warnock is a founding partner of Cahill, Warnock & Company, LLC, an asset management firm established in 1995 to invest in small public companies. From 1983 to 1995, Mr. Warnock was with T. Rowe Price Associates in senior management positions, including President of the corporate general partner of T. Rowe Price Strategic Partners and T. Rowe Price Strategic Partners II, and as the Executive Vice President of T. Rowe Price New Horizons fund. Mr. Warnock also serves on the Boards of Directors of New Horizons Worldwide, Inc., Nobel Learning Communities, Inc., Camden Learning Corporation, American Public Education, Inc., Primo Water Corporation, and Towne Holdings, Inc. Mr. Warnock received a B.A. in History from the University of Delaware and a Masters in Finance from the University of Wisconsin.

      Pursuant to the Investor Rights Agreement, the Company has agreed that so long as Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P. (collectively, the "Investors") own at least 50% of the warrants (the "Warrants") issued in connection with a certain Securities Purchase Agreement (the "Securities Purchase Agreement") (or, if the Warrants have been exercised, the shares issuable pursuant thereto), the Investors shall have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Donald W. Hughes are the two current directors who were nominated by the Investors. Pursuant to a certain Investor Rights Agreement executed simultaneously with the Securities Purchase Agreement, the directors and executive officers of the Company have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Investors.

      The Board of Directors believes that the composition of the Board is largely responsible for the Board's effectiveness in fulfilling its management oversight responsibilities.

      Each of Mr. Struzzieri, Mr. Nguyen and Mr. Maleska does satisfy the independence criteria contained in the listing standards of either the New York Stock Exchange or the Nasdaq Stock Market. As described under "Certain Relationships and Related Transactions", four of the non-management directors would not be considered "independent" under such listing standards. Two of the non-management directors (Messrs. Warnock and Hughes) would not be considered "independent" because they are principals of a more than 20% stockholder of the Company. One non-management director (Mr. Naegeli) would not be considered "independent" because of his participation in the transaction which the Company acquired Questar Educational Systems, Inc. One non-management director (Mr. Berger) is a partner in the law firm that acts as special securities counsel to the Company, and accordingly, he would not be considered independent under such rules because of the fees paid to his law firm for legal services. Though technically the Company does not have a majority of its Board comprised of "independent" directors, the Company does have the majority of its Board comprised of non-management directors. The non-management directors reasonably believe that they are able to provide independent judgment on behalf of the Company.

      The Company does not have a formal nominating committee. The entire Board considers and recommends the nominees to the Board of Directors. The Board considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. Nominees for directors are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company's business and willingness to devote adequate time to Board duties. At the current time, the Company's business and operations do not generate a large pool of potential candidates for directors. The Board does not believe that the presence of a nominating committee would alter the situation.

      The Board believes that qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of the Company. The value of these benefits may outweigh other factors. Therefore, it is expected that the Board will generally consider renomination of incumbent directors, provided they continue to meet the director qualification criteria adopted by the Board. However, the Board is not required to nominate eligible incumbent directors for re-election. In considering an incumbent director as a nominee, the Board shall assess such individual's performance and contribution during the prior year and evaluate any changes in circumstances relating to such individual's ability to continue to fulfill the responsibilities of being a director of the Company. All of the nine nominees for directors standing for election pursuant to this Proxy Statement are incumbent directors.

      The Board will consider candidates for directors recommended by stockholders in accordance with the criteria it uses for all directors. To date, the Company has not received any recommendations for directors from any stockholder. To recommend a prospective nominee for consideration by the Board, a stockholder should submit the candidate's name and qualifications to the Secretary of the Company, at the address of the Company, 4 Hardscrabble Heights, Brewster, New York 10509. Submissions should include: (a) the proposed candidate's name and qualifications (including a five-year employment history with employer names and description of responsibilities, and whether such individual can evaluate and understand financial statements); (b) the name and record address of the stockholder or stockholders recommending such candidate; (c) the number of shares of stock that are beneficially owned by such stockholder or stockholders in the aggregate; and (d) a description of any financial relationship or other relationship between the nominating stockholder and the proposed nominee, or between the nominee and the Company or any of its subsidiaries. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. Recommendations received by October 31, 2008, will be considered for nomination at the 2009 Annual Meeting of Stockholders.

      BOARD MEETINGS.  During Fiscal 2007, the Board of Directors
      --------------
met as a whole 10 times, including telephonic meetings. Each of the directors of the Company attended at least 75% of the total number of meetings held by the Board and Board committees on which such director served during Fiscal 2007.

      ANNUAL STOCKHOLDERS MEETING.  The policies adopted by the
      ---------------------------
Board of Directors encourage each director to attend our Annual Meeting of Stockholders each year. Generally, the Board holds its annual organizational meeting immediately after the Annual Meeting, which allows most directors to attend the Annual Meeting. All directors attended our 2007 Annual Meeting.

      STOCKHOLDER COMMUNICATIONS WITH DIRECTORS.  Any stockholder
      -----------------------------------------
who wishes to communicate directly with the Board of Directors, or any individual director, should direct his or her questions in writing to any director or to all directors c/o Board of Directors, Questar Assessment, Inc., P.O. Box 382, 4
Hardscrabble Heights, Brewster, New York 10509, or by email to questarboard@questarai.com.

      Effective in Fiscal 2007, the independent directors of the Board will also receive a fee of $2,500 per fiscal quarter.

      COMMITTEES.  The Board of Directors has two standing
      ----------
committees: the Audit Committee and the Compensation Committee.
See "Audit Committee" below and "Executive Officers-Compensation
Committee" below.

AUDIT COMMITTEE

      Under Sarbanes-Oxley, the Audit Committee is responsible for the appointment, compensation, and oversight of the Company's outside auditors. The Company's independent registered public accounting firm is now required to report directly to the Audit Committee. The Company's Board has adopted resolutions to comply with Sarbanes-Oxley. The Audit Committee Charter, originally adopted by the Board of Directors in 2000, was revised in 2004 in order to comply with Sarbanes-Oxley. The Audit Committee Charter is also publicly available on the Company's website located at www.questarai.com.

      The Audit Committee assists the Board in monitoring the integrity of the financial statements of the Company, the compliance by the Company with legal and regulatory requirements, the engagement, performance and independence of the Company's independent registered public accounting firm, and the internal controls of the Company. The Audit Committee is currently comprised of Donald W. Hughes (Chairman), Steven R. Berger, Martin Maleska, Chris L. Nguyen and Thomas Struzzieri, each of whom is a non-management director of the Company, and Messrs. Maleska, Nguyen and Struzzieri are independent directors. The Report of the Audit Committee for Fiscal 2007 is included below in this Proxy Statement. Though only
Mr. Maleska, Mr. Struzzieri and Mr. Nguyen technically meet the Sarbanes-Oxley definition of "independence", the Board of Directors of the Company has determined that no member of the Audit Committee has a relationship with the Company that is reasonably likely to interfere with the Audit Committee's ability to perform its functions. The Board believes that each member of the Audit Committee is financially literate, and is qualified to serve on the Audit Committee. The Board further believes that Mr. Hughes qualifies as a "financial expert" on the basis of his business background and experience as he is a Certified Public Accountant and has served as the chief financial officer of several companies including his current employer, Camden Partners. The Board has also determined that, notwithstanding Mr. Hughes' position as an executive officer and affiliate of Camden Partners, Mr. Hughes will be able to exercise independent judgment and to perform his Audit Committee responsibilities in a fair and impartial manner. Accordingly, the Board has determined that the best interests of the Company require that Mr. Hughes remain as a member of the Audit Committee and be deemed to be the Audit Committee's financial expert.

      The Audit Committee's primary duties and responsibilities are to: (1) serve as an independent and objective body to monitor the financial reporting process and internal controls of the Company, (2) oversee the quality and integrity of the financial statements of the Company; (3) review and appraise the qualifications, performance and independence of the Company's independent registered public accounting firm; and (4) monitor the compliance by the Company with legal and regulatory requirements. The Audit Committee has the sole authority to retain and terminate the independent registered public accounting firm for the Company and to approve any non-audit services proposed to be provided by the independent registered public accounting firm. The Committee is also required to review annually the terms of engagement and performance of the Company's independent registered public accounting firm. In connection therewith, the Committee has the sole authority to approve all audit engagement fees and terms, as well as the fees for permissible non-audit services. The Committee meets not less than annually with the independent registered public accounting firm and the Company's financial management to review the scope and procedures of (i) the audit of the annual financial statements, (ii) the reviews of the Company's quarterly financial statements, (iii) the Company's internal controls, and (iv) any other matters required to be discussed with such accounting firm under applicable law, rule, regulation or accounting or auditing standard. In addition, the Audit Committee is responsible for monitoring potential conflicts of interest among the Company's officers, directors and employees. The Audit Committee also provides a forum for confidential discussions with employees regarding the professional and ethical behavior of the Company's officers, directors and employees.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee met separately with the Company's independent registered public accounting firm on a quarterly basis in order to assess the quality of the Company's financial statements, the use of estimates and reserves and critical accounting policies, and the application of generally accepted accounting principles. The Company's independent registered public accounting firm and the Company's internal financial and accounting personnel have unrestricted access to the members of the Audit Committee. Any non-audit related services to be performed by the Company's independent registered public accounting firm are required to be reviewed as to scope and fees and approved in advance by the Audit Committee.

      The Audit Committee held six meetings during Fiscal 2007. The Audit Committee reviewed and discussed the unaudited quarterly financial statements for each of the first three fiscal quarters of Fiscal 2007 and the first quarter of Fiscal 2008 with management and the Company's independent registered public accounting firm, prior to the inclusion of such financial statements in the respective SEC Reports.

      The Audit Committee also reviewed and discussed the audited financial statements of the Company for Fiscal 2007 with management and with the Company's independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed under Statement of Auditing Standards No. 61, amended by No. 90 (Codification of Statements on
Auditing Standards, AU Section 380). The Audit Committee inquired as to the independence of the independent registered public accounting firm and has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements for Fiscal 2007 be included in the Company's Annual Report on Form 10-KSB.

Respectively submitted,

The Audit Committee of Questar Assessment, Inc.
Donald W. Hughes (Chairman)
Steven R. Berger
Martin Maleska
Chris L. Nguyen
Thomas Struzzieri


                           EXECUTIVE OFFICERS

      As of March 15, 2008, the executive officers of the Company were as follows:

--------------------------------------------------------------------------------
    Name                    Age            Position
    ----                    ---            --------

Michael D. Beck              61            Director; Sr. Vice President,
                                           Questar; and President, Chief
                                           Executive Officer, BETA
--------------------------------------------------------------------------------
Roy Lipner                   53            President and Chief Operating
                                           Officer, Questar
--------------------------------------------------------------------------------
Andrew L. Simon              65            Chairman of the Board of Directors;
                                           Chief Executive Officer, Questar
--------------------------------------------------------------------------------
Linda G. Straley             52            Sr. Vice President, and Secretary,
                                           Questar
--------------------------------------------------------------------------------
James J. Williams            40            Chief Financial Officer, Questar
--------------------------------------------------------------------------------

      Mr. Simon's biography and Mr. Beck's biography are set forth under Proposal No. 1, Election of Directors.

      ROY LIPNER was appointed President and Chief Operating Officer effective November 1, 2007. He spent seven years at Kaplan Professional Publishing & Education, most recently as President and Chief Executive Officer. Kaplan provides testing, test preparation, and a variety of adult continuing education products, professional certification and pre-licensing services. Mr. Lipner also served as Chief Operating Officer for the Kaplan Financial business unit. Before joining Kaplan, Lipner was vice president and general manager of National Computer Systems' workforce development group, which created, introduced and implemented interactive testing and employee recruiting using web-based technology. He has also held senior international management positions overseeing technology systems at Canon, Inc. and Bell & Howell. Lipner received his MBA from Nova Southeastern University and his B.A. in International Relations from Florida International University.

      LINDA G. STRALEY is Senior Vice President and Secretary of the Company and has served as a Director of the Company since June 1994. From June 1994 through March 1995, she was Chairman of the Board of Directors. She has been Secretary since August 1992 and, from 1984 to 1994, she served as director of DRP Services for the Company. Ms. Straley received a B.A. in Education from Bethany College and an M.S. in Educational Psychology and Statistics from the State University of New York.

      JAMES J. WILLIAMS was appointed Chief Financial Officer in June 2006. Prior to his employment at the Company, Mr. Williams held senior financial and operational roles for Tech Depot, one of the major subsidiaries of Office Depot, an industry leader in the distribution and sale of office supply products. Prior to his position at Office Depot, Mr. Williams was the Chief Financial Officer for 4SURE.com, a privately held organization specializing in the sale of technology products to businesses and public institutions. From 1993 through 1999, Mr. Williams held senior financial positions within Daymon Associates, Inc. and Louis Vuitton Moet Hennessey (LVMH). Mr. Williams holds a degree in Accounting from Pace University. He is a certified public accountant (CPA) with memberships in the New York State Society Certified Public Accountants (NYSSCPA) and the American Institute of Certified Public Accountants (AICPA).

      COMPENSATION COMMITTEE.  The Compensation Committee is
      ----------------------
responsible for reviewing the performance of the Chief Executive Officer; reviewing and recommending the compensation of the Company's officers, including the Chief Executive Officer; recommending and approving stock option grants and restricted stock and other awards to management under the Company's stock option plans; reviewing and recommending compensation programs including stock option grants, 401(k) contributions and annual bonuses; reviewing and recommending director compensation; and advising the Chief Executive Officer on miscellaneous compensation issues. The Compensation Committee also advises and assists management in formulating policies regarding compensation. During Fiscal 2007, the members of the Compensation Committee were Messrs. Berger, Struzzieri, Warnock and Nguyen, each of whom is a non-management director of the Company. The Compensation Committee Charter is publicly available on the Company's website located at www.questarai.com.

                    EXECUTIVE COMPENSATION

      The following table shows compensation for services rendered to the Company during Fiscal 2007 by the Chief
Executive Officer of the Company, the Senior Vice President of the Company, and the Chief Financial Officer of the Company. Each executive officer serves under the authority of the Board of Directors.



                               SUMMARY COMPENSATION TABLE

                                                                                     Nonqualified   All Other
Name and                                    Stock       Option      Non-Equity       Deferred      Compen-
Principal                        Bonus ($)  Awards ($)  Awards ($)  Incentive Plan   Compensation    sation     Total
Position      Year   Salary ($)     (5)        (5)         (4)       Compensation    Earnings ($)      ($)       ($)
----------------------------------------------------------------------------------------------------------------------
Andrew L.     2007    350,000     24,500      45,500      13,673          --              --        19,500(1)  453,173
Simon,
President
and Chief
Executive
Officer
----------------------------------------------------------------------------------------------------------------------
Michael D.    2007    200,000     14,000      26,000       5,469          --             2,368      20,156(2)  267,993
Beck,
Sr. Vice
President;
President
and Chief
Executive
Officer,
BETA
----------------------------------------------------------------------------------------------------------------------
James J.     2007     250,000     17,500      32,500      19,689          --              --         7,800(3)  327,489
Williams,
Chief
Financial
Officer

________

(1) Includes: contributions to the Company's 401(k) and Pension Plan of $11,250, and $8,250 for a company car.
(2) Includes: contributions to the Company's 401(k) and Pension Plan of $11,250 and $8,906 for a company car.
(3) Includes: $7,800 for a company car.
(4) Represents the dollar amount of expense recognized for financial statement reporting purposes with respect to 2007 attributable to stock options in accordance with SFAS 123(R) but with no discount for estimated forfeitures.
(5) Bonuses with respect to Fiscal 2007 were awarded 65% in restricted stock (based on a closing price of $5.00 per share at October 31, 2007) and 35% in cash award.

COMPENSATION DISCUSSION AND ANALYSIS

      The Company's executive compensation policies are established by the Compensation Committee of the Board of Directors (the "Committee"). The Committee oversees executive compensation and related matters and administers the Company's benefit programs for its senior executives. The Committee is comprised entirely of non-management directors; Messrs. Berger, Nguyen, Struzzieri and Warnock. The Committee is responsible for reviewing the compensation of the Company's chief executive officer and making recommendations regarding his compensation for approval to the full Board, as well as setting the compensation and benefit policies and programs for the Company's other executive officers. The Committee also advises and assists management in formulating policies regarding overall compensation.

      EXECUTIVE COMPENSATION POLICIES AND OBJECTIVES.  The
      ----------------------------------------------
Company's compensation policies are designed to align the interests of the Company's executives with those of the Company's stockholders. Through its policies, the Company seeks to improve profitability and long-term stockholder value by rewarding its executives based on criteria set for individual and corporate performance. The compensation program and policies also are designed to aid in the attraction, motivation and retention of key personnel. The Committee considers all elements of compensation when determining individual components of pay. The Company strives to pay its executive officers a salary that is in line with companies in the same industry of comparable size and resources.

      PERFORMANCE CRITERIA.  Under the direction of the
      --------------------
Compensation Committee, the chief executive officer's performance goals are based on a combination of objective and subjective performance criteria. Objective criteria include the growth in revenues, EBITDA and booked revenues. Subjective criteria include strategy, leadership, ethics, effectiveness and execution of strategic initiatives. Booked revenues mean long-term contracts which have been awarded to the Company but which have not yet been fully performed.

      The performance goals of the other senior executives are set by the chief executive officer, after discussions with the Committee. These goals are based upon both corporate and personal performance. Corporate goals are based upon achievement of the same earnings and growth targets as for the chief executive officer. Individual performance goals are based upon a combination of personal objective and subjective performance criteria.

      BASE SALARY.  In considering annual base salary increases,
      -----------
the Committee, in conjunction with the chief executive officer and chief operating officer, reviews the performance of each of its senior executives individually.

      CASH INCENTIVE COMPENSATION.  Cash incentive compensation
      ---------------------------
is based on both corporate goal achievement and individual performance. Bonuses paid will be at, above or below the target percentage depending upon the degree to which individual and corporate goals are met. The target percentage for Incentive Compensation is reviewed annually by the Committee, and for Fiscal 2007, the target percentage was 20%. The Committee awarded bonuses at the target percentage for Fiscal 2007 on the basis of the Company's achievement of non-monetary objectives of integration of QES into the Company's operations, the realignment of the Company's operations, and management of the bidding process on RFPs. Even though those accomplishments did not translate into an improved profit performance over Fiscal 2006, the Committee believes that the Company is now well-positioned for future growth. Commencing with Fiscal 2008, the Compensation Committee is formalizing a bonus compensation plan including specified objective measures for assessing the performance of the Company's senior executives.

      EQUITY-BASED INCENTIVE COMPENSATION.  Through Fiscal 2007,
      -----------------------------------
senior executives were eligible to receive awards under the Company's 2000 Plan. At its discretion, the Committee approves any grant to the chief executive officer and other senior executives of stock-based awards under the 2007 Plan. The Committee considers recommendations from the chief executive officer regarding awards for the other senior executives. The Committee bases the awards on past performance and the expectation that each executive officer's future performance will positively impact stockholder value. For Fiscal 2007, the overall target bonus for senior executives was divided into two components: 65% to be paid in restricted stock grants based on the closing price of $5.00 per share on October 31, 2007, and the balance in cash. Effective, November 1, 2007, the Board of Directors approved the 2007 Stock Incentive Plan, and subject to stockholders approval of the 2007 Plan at the 2008 Annual Meeting of Stockholders, future equity-based compensation will be awarded under the 2007 Stock Incentive Plan.

      COMPENSATION OF CHIEF EXECUTIVE OFFICER.  For the fiscal
      ---------------------------------------
year ended October 31, 2007, Mr. Simon received a base salary of $350,000. The Committee based Mr. Simon's salary on the salaries of chief executive officers at comparable companies and on other criteria. The Committee also awarded a bonus of $70,000 to Mr. Simon with respect to Fiscal 2007, payable partly in restricted shares and partly in cash. The Committee believes that Mr. Simon provided excellent leadership and direction in this transitional year of integration and restructuring, and played a significant role implementing the Company's long-term growth strategic plan.

      COMPENSATION OF OTHER EXECUTIVE OFFICERS.  Each of the
      ----------------------------------------
Company's other executive officers receiving an annual base salary that may be reviewed and increased at the discretion of the Committee, and an annual bonus to be determined in and payable at the Committee's discretion. The Committee reviews the performance of each executive by evaluating the achievement of corporate and personal objectives. The Committee will consider the effect of significant corporate developments and initiatives in evaluating overall corporate performance for 2008 and may grant discretionary annual bonus and awards of stock options and restricted stock based upon the Committee's evaluation of each executive's performance.

      DEFERRED COMPENSATION PLAN.  In December 2006, the Board
      --------------------------
adopted and approved an executive deferred compensation plan. The primary purpose of this plan is to provide a deferred compensation arrangement to executives with respect to employee-elective deferrals and discretionary Company-provided contributions. The deferred compensation plan is intended to be a "nonqualified deferred compensation plan" as such term is defined and used under Internal Revenue Code Section 409A, and thus such plan is intended to be subject to and fully compliant with Code Section 409A. Notwithstanding anything contained in the plan to the contrary, the Committee has full authority to operate the plan and to override any provision in the plan in order for the plan to be fully compliant - both in form and in operation - with Code Section 409A.

EMPLOYMENT CONTRACTS

      On March 1, 1996, the Company entered into an employment agreement with each of Andrew L. Simon and Linda G. Straley, pursuant to which the Company agreed to employ Mr. Simon and Ms. Straley, and each of Mr. Simon and Ms. Straley agreed to remain, as the Company's President and Chief Executive Officer, and Vice President, respectively, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in each such agreement.

      As of January 2, 1997, the Company entered into an employment agreement with Michael D. Beck, pursuant to which the Company agreed to employ Mr. Beck, and Mr. Beck agreed to remain, as Vice President of the Company and President and Chief Executive Officer of BETA, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in such agreement.

      In the employment agreements with each of Messrs. Simon and Beck and Ms. Straley, the Company has agreed to provide for certain benefits and protections for such executive officers in connection with a change of control of the Company. Such agreements provide that upon the occurrence of a change of control (as defined in each agreement) and the termination of such executive's employment agreement, each such executive officer would be awarded a lump sum bonus equal to one and one-half times such executive officer's base salary plus such executive's highest annual bonus during the preceding three fiscal years, such lump sum bonus to be paid for each of three years following termination of employment following a change in control. In addition, the Company entered into two-year employment agreements with the two officers of AEC. Pursuant to the agreements, the officers of AEC are entitled to a base salary and bonuses determined by the attainment of certain performance goals.

      In November 2007, the Company entered into an employment agreement with Roy Lipner as President and Chief Operating Officer of the Company. Mr. Lipner's employment is at will, though it is anticipated that, subject to certain conditions set forth in the agreement, Mr. Lipner will be named as Chief Executive Officer of the Company upon completion of twelve to eighteen months of continued employment by the Company. Mr. Lipner will be paid an annual base salary of $300,000, and is eligible, subject to completion of continued employment, to receive a bonus of $200,000, one portion of which is payable within 90 days following the commencement of his employment, and one portion of which is payable no later than March 31, 2008. Mr. Lipner is also eligible to participate in the Company's bonus program available to senior management of the Company.
Mr. Lipner was granted options to purchase 97,000 shares of the Company's Common Stock pursuant to the Company's 2000 Stock Incentive Plan, as amended, with an exercise price of $5.00 per share, the closing sale price on November 1, 2007, subject to vesting in equal annual one-third installments. In addition, on the date of commencement of his employment, Mr. Lipner was granted a restricted stock award for 23,000 shares, valued at $115,000, subject to vesting in equal annual one-third installments.

      Generally, each employee of the Company has agreed to the assignment to the Company of the employee's rights to any inventions relating to the Company's business or interest which were conceived both prior to and during the period of employment and, except under certain specified conditions, the Company's employees are prohibited from competing for one year with the Company in areas in which he or she was employed.

EXECUTIVE DEFERRED COMPENSATION PLAN

      On December 28, 2006, the Board adopted the Company's Executive Deferred Compensation Plan (the "EDCP"). The EDCP is a nonqualified deferred compensation arrangement for selected executives of the Company. The purpose of the EDCP is to provide a deferred compensation arrangement for the Company's executives, as well as serving to attract and retain executives. The key terms and provisions of the EDCP are:

      LEGAL COMPLIANCE.  The EDCP is a pension-benefit plan that
      ----------------
complies with the "top-hat" qualifications under the Employee Retirement Income Security Act of 1974. In addition, the EDCP is designed and will be operated in full compliance with deferred compensation tax rules under Internal Revenue Code
Section 409A ("Section 409") and the rules relating to constructive receipt under Internal Revenue Code Section 451.
As the Treasury regulations under Section 409A are still proposed but may be finalized in the beginning of 2007, the EDCP may be amended after finalization of these rules in order to ensure compliance with Section 409A.

      ADMINISTRATION.   The EDCP is administered by an
      --------------
Administrative Committee selected by the Board, and the Board has selected the Compensation Committee to serve as the Administrative Committee. The Administrative Committee has all the powers and authority to oversee the operation and management of the EDCP, including determining benefit payments and deciding any disputes. The Company may suspend or terminate the EDCP at any time, provided that such action cannot reduce any participant's outstanding benefit or otherwise adversely change the terms and conditions of such benefit without the participant's prior written consent.

      ELIGIBILITY AND PARTICIPATION.  All executives of the
      -----------------------------
Company are eligible to become participants in the EDCP;
however, an executive will become a participant in the EDCP only after the Administrative Committee has selected such executive to become a participant. Currently, only Mr. Beck is a participant in the EDCP.

      DEFERRALS.  Generally, participants will make an annual
      ---------
election to defer up to 50 percent of the participant's annual salary and/or all or a portion of the participant's annual bonus with respect to any particular year. Deferral elections must be made prior to the year in which the compensation is earned. Participant deferrals are 100 percent vested and will be allocated to notional accounts maintained by the Company. Deferred amounts allocated to these accounts will be invested in various investment selections made available from time to time by the Administrative Committee. The Company has the discretion to make additional contributions to these accounts. These Company contributions may be subject to a vesting schedule and/or other terms and conditions. The Company does not anticipate making any such discretionary contribution in 2007 or in any future years.

      DISTRIBUTIONS.  Upon making a deferral election, a
      -------------
participant will also select a distribution date or dates for such deferral and all income and losses thereof. Generally, these distribution date or dates cannot be change other than a change that complies with Section 409A. In addition, a participant may select a different distribution date or dates with respect to any termination of employment. All benefits will be distributed if the participant's employment is terminated due to death or disability. A participant may select a different distribution date or dates if there is a change in control of the Company.

      MISCELLANEOUS PROVISIONS.  All benefits paid under the EDCP
      ------------------------
will be paid from the general funds of the Company, and participants will be treated as general unsecured creditors of the Company. The EDCP does not give a participant any right to continued employment or service. All disputes arising under the EDCP will be resolved by binding arbitration, applying the laws of the State of New York. The Company has the right to withhold all taxes required to be withheld.

STOCK INCENTIVE PLANS

      The Board of Directors of the Company adopted the 1991 Stock Option Incentive Plan (the "Option Plan") on August 25, 1991 in order to attract and retain qualified personnel, which Option Plan was approved by the stockholders on August 25, 1991. The Board of Directors adopted the Amended and Restated 1991 Stock Option Incentive Plan (the "Amended Option Plan") in February 1996, which Amended Option Plan amended and restated the Option Plan and was approved by the stockholders of the Company on March 29, 1996. Under the Amended Option Plan, options to purchase up to 625,000 shares of Common Stock were available to be granted to employees, officers, directors and consultants of the Company. The Amended Option Plan terminated in 2001, after which no further options or stock awards may be issued under the Amended Option Plan; all options and other stock awards outstanding under the Amended Option Plan at the termination date shall continue to be outstanding and may be exercised in accordance with their respective terms, until such options or other stock awards expire by their terms.

      The Board of Directors of the Company adopted the 2000 Stock Incentive Plan (the "2000 Plan") in February, 2000. The stockholders of the Company approved the 2000 Plan at the Company's Annual Meeting of Stockholders held on March 31, 2000. Under the 2000 Plan, options or other stock awards with respect to up to 300,000 shares of the Company's Common Stock may be granted to employees, officers, directors and consultants of the Company. In addition, any options outstanding under the Amended Plan, which expire after the adoption of the 2000 Plan, are added to the number of shares available under the 2000 Plan.
The terms of the 2000 Plan are substantially identical to the terms of the Amended Option Plan, except for provisions with respect to the number of shares which may be issued under the 2000 Plan and the expiration date of the 2000 Plan. At the Annual Meeting of Stockholders held on April 29, 2005, the stockholders approved an amendment to the 2000 Plan increasing by 200,000 the number of shares eligible to be issued pursuant to the 2000 Plan.

      Each of the Amended Option Plan and the 2000 Plan (collectively, the "Option Plans") is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the terms of the Option Plans, the Committee is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. The exercise price of stock options granted under the Option Plans may not be less than the fair market value of the Company's Common Stock on the date of the grant. In general, options become exercisable after the first anniversary of the date of grant. Effective for options granted under the 2000 Plan in Fiscal 2006 and thereafter, such options will become exercisable in three equal annual installments following the grant date. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. Options held by a terminated employee expire three months after termination except in the event of death, disability or termination for cause. No one participant may receive, in any one fiscal year, awards under the Option Plans which would entitle the participant to receive more than 50,000 shares.

      In November 2007, the Board of Directors adopted the 2007
Incentive Compensation Plan, subject to approval by the stockholders at this Annual Meeting. See "Proposal No. 2 -
Approval of the 2007 Incentive Compensation Plan".

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

      The following table summarizes for each Named Executive
Officer the number of shares of common stock subject to outstanding equity awards as well as the value of such awards that were unexercised or that have not vested at October 31, 2007.


                          Option Awards                                Stock Awards
---------------------------------------------------------   -------------------------------

            Number of      Number of                                               Market
           Securities     Securities                                              Value of
           Underlying     Underlying                                             Shares or
           Unexercised    Unexercised                         Number of Shares    Units of
             Options        Options      Option              or Units of Stock   Stock that
               (#)            (#)       Exercise    Option     that have not      have not
           Exercisable   Unexercisable   Price    Expiration       Vested          Vested
Name           (1))          (1))         ($)        Date           (#)              ($)
-------------------------------------------------------------------------------------------
Andrew L.
Simon         19,625          0          $4.25    3/27/2008          0                0
              21,875          0          $2.88    11/3/2008
              20,000          0          $1.67     2/7/2010
              20,000          0          $0.46    1/10/2012
              10,000          0          $0.65    1/24/2013
              20,000          0          $2.10    1/22/2014
              20,000          0          $3.15    1/21/2015
              16,667(2)     33,333       $4.50    6/1/2016

Michael D.
Beck          13,750          0          $4.25    3/27/2008          0                0
              13,750          0          $2.88    11/3/2008
              12,000          0          $1.67     2/7/2010
              12,000          0          $2.10    1/22/2014
              12,000          0          $3.15    1/21/2015
               6,667(2)     13,333       $4.50     6/1/2016


James J.
Williams           0(2)     33,333       $4.50    6/26/2016          0                0
-------------------------------------------------------------------------------------------

_______________
(1) The numbers and amounts in the table above represent shares of common stock subject to options granted by the Company that were unexercised as of October 31, 2007.
(2) Commencing in Fiscal 2006, all options granted pursuant to the Company's stock incentive plans were subject to a three-year vesting schedule.

OPTION EXERCISES IN FISCAL 2007

      The following table shows the number of stock option awards exercised by each named executive officer in Fiscal 2007 and the value realized on exercise.

                             Option Awards                  Stock Awards
                             -------------                  ------------
                   -----------------------------  -----------------------------
                   Number of Shares     Value     Number of Shares     Value
                     Acquired on     Realized on    Acquired on     Realized on
                       Exercise       Exerise(1)      Vesting         Vesting
     Name                (#)             ($)            (#)             ($)
-------------------------------------------------------------------------------
Andrew L. Simon         4,290          $13,402           0               0
Michael D. Beck        31,250         $127,375           0               0
James J. Williams       8,402           $4,564           0               0

___________
(1) Represents the aggregate dollar amount realized by the named executive officer upon exercise of one or more stock options during Fiscal 2007. The dollar amount reported represents the number of shares acquired on exercise multiplied by the difference between the market closing price of our common stock on the exercise date and the exercise price of the option.

2006 NON-QUALIFIED DEFERRED COMPENSATION

      The following table summarizes information about non-qualified deferred compensation contributions and distributions made during Fiscal 2007 with respect to the Company's named executive officers:



                     Executive        Registrant     Aggregate
                   Contributions    Contributions   Earnings in     Aggregate       Aggregate
                  in Last Fiscal   in Last Fiscal   Last Fiscal   Withdrawals/   Balance at Last
                      Year(1)            Year           Year      Distributions  Fiscal Year-End
Name                    ($)               ($)            ($)           ($)             ($)
------------------------------------------------------------------------------------------------
Michael D. Beck      $66,667               0           $2,368           0           $69,035

_________
(1) See "Compensation Discussion and Analysis-Deferred
    Compensation Plan" for a description of the terms of Company's income deferral plan for executive officers.

DIRECTORS COMPENSATION

      The Board of Directors of the Company adopted the Directors Plan in February 1996 in order to aid the Company in attracting, retaining and motivating independent directors; the Directors Plan was approved by the stockholders of the Company on March
29, 1996. The Directors Plan initially authorized awards up to an aggregate of 25,000 shares of Common Stock. In February
2000, the Board of Directors approved an amendment to the Directors Plan increasing to 75,000 the number of shares which may be the subject of stock options under the Directors Plan.
The stockholders of the Company approved such amendment at the Annual Meeting of Stockholders on March 31, 2000. At the Annual Meeting of Stockholders held on April 29, 2005, the stockholders approved amendments to the Directors Plan to increase by 75,000 the number of shares eligible to be issued pursuant to the Directors Plan and to extend the expiration date of the Directors Plan from March 2006 to April 30, 2010. Under the Directors Plan, non-qualified stock options to purchase up to 150,000 shares of Common Stock may be granted to non-employee directors of the Company, which options are granted automatically at the times and in the manner stated in the Directors Plan.

      Subject to the terms of the Directors Plan, each non-employee director receives 5,000 options on the day he/she first is elected to the Board of Directors, and 2,500 options on the date of each annual meeting of the stockholders of the Company, provided he/she is re-elected to the Board of Directors. The exercise price of stock options granted under the Directors Plan is the fair market value of the Company's Common Stock on the date of grant. The options become exercisable after the first anniversary of the date of grant and the term of the option cannot exceed ten years. Effective in Fiscal 2006, options granted under the Directors Plan become exercisable in three equal annual installments following the grant date. On April 19, 2007 the Company granted 20,000 options under the Directors Plan. As of February 29, 2008, an aggregate of 1,007,000 options were outstanding under the Directors Plan.

      Commencing with Fiscal 2007 each independent Director will receive, in addition to the annual stock option grant as prescribed by the Directors Plan, a monetary compensation award of $2,500 each fiscal quarter.

      The following table sets forth information regarding the fees paid and options and stock awarded to the Company's directors during Fiscal 2007, other than directors who are named executive officers.

                       Fees earned
                        or paid in                    Option
                          cash       Stock Awards   Awards(1)     All Other         Total
     Name                  ($)           ($)           ($)     Compensation ($)      ($)
------------------------------------------------------------------------------------------
Steven R. Berger           --             --          $4,722         --             $4,722
Donald W. Hughes           --             --          $4,722         --             $4,722
Martin Maleska           $7,500           --          $4,709         --            $12,209
Theodore Naegeli           --             --          $4,722         --             $4,722
Chris L. Nguyen          $7,500           --          $4,722         --            $12,222
Thomas G. Struzzieri     $7,500           --          $4,722         --            $12,222
David L. Warnock           --             --          $4,722         --             $4,722

________
(1) Represents the dollar amount of expense recognized for financial statement reporting purposes with respect to Fiscal 2007 attributable to stock options in accordance with SFAS 123(R) but with no discount for estimated forfeitures.

      The following are the option awards outstanding for each director listed above as of October 31, 2007:

------------------------------------------------------------------------------
     Name                                      Outstanding Option Awards
     ----                                      -------------------------

Steven R. Berger                                        13,125
Donald W. Hughes                                        20,000
Martin Maleska                                           7,500
Theodore Naegeli                                         2,500
Chris L. Nguyen                                         12,500
Thomas G. Struzzieri                                    22,500
David L. Warnock                                        12,500
------------------------------------------------------------------------------

      In November 2007, the Board of Directors adopted the 2007 Incentive Compensation Plan subject to approval of the stockholders at this Annual Meeting. See "Proposal No. 2 -- Approval of the 2007 Incentive Compensation Plan". All future incentive compensation awards to directors will be made under the 2007 Incentive Compensation Plan.

OTHER PLANS

      CONSULTANTS STOCK INCENTIVE PLAN.  In March 1997, the Board
      --------------------------------
of Directors of the Company adopted the Consultants Plan, pursuant to which options to purchase up to 50,000 shares of Common Stock may be granted to consultants to the Company. The Consultants Plan is administered by the Board of Directors of the Company. Subject to the terms of the Consultants Plan, the Board is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. In general, the exercise price of stock options granted under the Consultants Plan is the fair market value of the Company's Common Stock on the date of the grant; however, the Board has the discretion to use another method of valuation if it determines that such other valuation is warranted. In general, options become exercisable six months from the date of grant, although the Board has discretion to set either longer or shorter vesting periods. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. If a consultant's association with the Company is terminated prior to the end of its agreed term, all unexercised, deferred and unpaid awards shall be canceled immediately, except in the event of the Consultant's death or disability. As of October 31, 2007, no options were outstanding under the Consultants Plan.

      PROFIT SHARING PLAN. The Company has a qualified 401(k)
      -------------------
Profit Sharing Plan. For fiscal years ended before November 1, 2000, the 401(k) Plan allowed eligible employees to contribute up to 15 percent (15%) of income through Company contributions and a salary reduction mechanism. Company contributions to the 401(k) Plan are optional and accrue at the discretion of the Board of Directors. Effective November 1, 2000, the Company amended the 401(k) Plan to provide a matching component under the 401(k) Plan of up to five percent (5%) of each eligible employee's compensation. In addition, the eligibility requirements were amended to provide that an employee is not eligible until completing twelve months, or one thousand hours, of employment, and may only enter the 401(k) Plan at specified entry dates.

      MONEY PURCHASE PENSION PLAN.  In October 1991, the Company
      ---------------------------
adopted a Money Purchase Pension Plan, which has been qualified by the Internal Revenue Service. Under this Plan, for fiscal years ended before November 1, 2000, the Company was required to make an annual contribution to the Plan equal to ten percent (10%) of each eligible employee's compensation. Effective November 1, 2000, the Company amended the Plan to exclude highly compensated employees and to reduce the contribution to five percent (5%) of each eligible employee's compensation. In addition, the eligibility requirements were amended so that an employee is not eligible until completing twelve months, or one thousand hours, of employment and may only enter the Pension Plan at specified entry dates.

      QUESTAR EDUCATIONAL SYSTEMS, INC. RETIREMENT SAVINGS PLAN.
      ---------------------------------------------------------
In connection with the acquisition of Questar in Fiscal 2006, the Company assumed the existing employee's retirement plan. Questar has a qualified 401(k) Profit Sharing Plan. The Company matches 100 percent of the first $250 of each employee's contributions, then 50 percent of contributions thereafter up to a maximum of $2,500 or 2.5 percent of employee earnings, whichever is reached first. Eligibility requirements are a minimum of 18 years of age with at least six months of service with the Company.

      For Fiscal 2007 and 2006, the Company's retirement costs totaled $428,855 and $368,501 respectively.




                          PROPOSAL NO. 2


        APPROVAL OF THE 2007 INCENTIVE COMPENSATION PLAN


     MANAGEMENT RECOMMENDS THAT YOU VOTE TO APPROVE THE 2007
                   INCENTIVE COMPENSATION PLAN.

      In November 2007, the Board of Directors of the Company adopted the 2007 Incentive Compensation Plan (the "2007 Plan"), subject to the approval of the stockholders at this Annual Meeting. The purpose of the 2007 Plan is to aid the Company in attracting, retaining and motivating officers, key employees, consultants and directors by providing them with incentives to make significant contributions to the growth and profitability of the Company. The 2007 Plan is designed to accomplish this goal by giving participants a proprietary interest in the success of the Company, through the grant of stock options, incentive awards and other forms of incentive compensation.

      The Board of Directors recommends approval of the 2007 Plan by the stockholders for the reasons set forth below. If approved by the stockholders, the 2007 Plan will replace the Company's existing 1991 Stock Option Plan (the "1991 Plan"), the Amended and Restated 2000 Stock Incentive Plan (the "2000
Plan"), the Directors Stock Option Plan, as amended (the "Directors Plan"), and the Consultants Stock Option Plan (the "Consultants Plan"). As of February 29, 2008: there were
124,575 options outstanding under the 1991 Plan of which the last options expire in 2010, with exercise prices ranging from $1.67 to $4.25; there were 454,633 options outstanding under the 2000 Plan of which the last options expire in 2017, with exercise prices ranging from $0.46 to $7.28; there were 100,000 options outstanding under the Directors Plan, of which the last options expire in 2017, with exercise prices ranging from $0.69 to $5.50; and there were no options outstanding under the Consultants Plan. To the extent that any outstanding options under the 1991 Plan, 2000 Plan or Directors Plan are forfeited, canceled or expire unexercised, the shares subject thereto will cease to be eligible for additional option awards.

      Set forth below is a brief description of the principal features of the 2007 Plan. Such description is qualified in its entirety by the full text of the 2007 Plan, a copy of which is attached hereto as Annex A. Reference to Annex A should be made for a complete description of the 2007 Plan.

GENERAL TERMS

      The 2007 Plan authorizes the Company to grant awards in the form of stock options, both incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")) and non-qualified stock options, SARs, awards payable in stock, restricted stock or cash, dividend equivalency rights, restricted stock units and other forms of equity-based incentive compensation. All of such awards may be granted singly, in combination or in tandem. In addition, the 2007 Plan permits the Company to extend dividend equivalency rights to awards made thereunder. The grant, payment or exercise of any awards, including stock options, under the 2007 Plan may be conditioned on the satisfaction of various criteria, such as the achievement of specific business objectives, attainment of growth rates and other comparable measurements of the Company's performance. While some or all of the other types of awards referred to above may be made from time to time, the Company has previously granted stock options and restricted shares under the 1991 Plan and the 2000 Plan.
The 2007 Plan affords the Company additional flexibility in granting awards under the 2007 Plan and such awards can be tailored individually depending upon the Company's performance, financial condition and business objectives.

      The 2007 Plan terminates ten years from its date of effectiveness, or in November 2017. The number of shares authorized for issuance thereunder is 500,000. Shares related to awards (or portions thereof) under the 2007 Plan that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other awards, or are settled in cash in lieu of shares or in any other manner such that shares covered by an award are not and will not be issued, will be restored to the total number of shares available for issuance pursuant to awards granted under the 2007 Plan. The aggregate number of shares issuable pursuant to options, or which may be used as a basis for other forms of awards, granted to any individual participant under the 2007 Plan is limited to 100,000 shares during any fiscal year.

      The 2007 Plan provides that, in the event of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, proportional adjustments will be made in (a) the number of shares of the Company's Common Stock (i) reserved for issuance under the 2007 Plan, (ii) available for options or other awards and for issuance pursuant to options, or upon which SARs, restricted stock units or other forms of equity equivalents may be based, for individual participants, and (iii) covered by outstanding awards; (b) the prices related to outstanding awards; and (c) the appropriate fair market value and other price determinations for such awards. In addition, equitable adjustments will be made in the event of any other change affecting the Company's Common Stock or any distribution (other than normal cash dividends) to stockholders of the Company.

      The 2007 Plan provides that it shall be administered by a Committee designated by the Board of Directors (the "Committee"), consisting of at least two directors who are not officers or employees of the Company or any of its subsidiaries. The Committee has the sole authority, among other things, to: grant awards; determine the terms, conditions and limitations of awards (including any applicable performance criteria); set vesting schedules; establish rules, procedures, regulations and guidelines relating to the 2007 Plan generally; determine the affects on outstanding awards of a change in control of the Company; and to interpret the 2007 Plan and award agreements entered into pursuant to the 2007 Plan.

      Officers, employees, consultants, independent contractors, and directors (whether employed by the Company or independent) of the Company or its subsidiaries or who have been designated by the Board of Directors of the Company as eligible to receive awards under the 2007 Plan, are eligible to participate in the 2007 Plan. The number of persons who are currently eligible to participate in the 2007 Plan is approximately 152.

      Generally, a 2007 Plan participant may exercise or receive payment of an award only while employed by or associated with the Company or a subsidiary of the Company, except that, under some circumstances, and subject to restrictions and limitations imposed by the Committee, the Committee may permit exercise by, or payment to, participants who have retired or become disabled, or who otherwise have had their employment by or association with the Company or a subsidiary thereof terminated. In addition, if a participant dies while still employed by or associated with the Company or a subsidiary thereof, the estate, heirs or beneficiaries of the deceased participant may, subject to restrictions and limitations imposed by the Committee, exercise or receive payment in respect of awards held by the participant at the time of death. In general, awards granted under the 2007 Plan are not assignable or transferable by a participant, except under the limited circumstances contemplated by the 2007 Plan.

      The exercise price of an option or other award granted under the 2007 Plan will be not less than the fair market value of the Company's Common Stock on the date of grant, as defined in the 2007 Plan. (The closing price of a share of the Company's Common Stock was $3.00 on March 17, 2008, as reported by the Electronic Bulletin Board of the NASDAQ Over-the-Counter Market.) The exercise price of an option must be paid in full in cash, or arrangements, satisfactory to the Committee, for payment in full in cash made, at the time of exercise, or, if permitted by the Committee, may be paid in whole or in part by
(a) tendering shares of Common Stock (which may include a cashless exercise of the award, as may be permitted in the discretion of the Committee) or surrendering another award granted under the 2007 Plan or another benefit plan of the Company, (b) delivering a promissory note issued by the participant to the Company pursuant to terms and conditions determined by the Committee, or (c) any other means acceptable to the Committee. In order to enable the Company to satisfy any tax payment obligations resulting from any exercise of, or other payment on, an award under the 2007 Plan, the Company has the right, among other things, to withhold an appropriate amount from such payment or to withhold an appropriate number of shares of the Company's Common Stock receivable by the participant, for payment thereof.

      The 2007 Plan may not, without the approval of the stockholders as set forth therein, be amended to (i) increase materially the aggregate number of shares of the Company's Common Stock that may be issued under the 2007 Plan (except for adjustments pursuant to the 2007 Plan in connection with a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation or similar event, as described above), or (ii) increase the aggregate number of shares that may be issued to an individual participant during any fiscal-year period pursuant to options, or which are used as a basis of other equity awards, granted under the 2007 Plan. The 2007 Plan may not be changed in such a way as to alter, impair, amend, modify, suspend or terminate any rights of a participant or any obligations of the Company under any award theretofore granted in any manner adverse to such participant without the consent of such participant. In addition, any amendment, revision, replacement, or cancellation and regrant of an outstanding award that is determined to be a "repricing" must be approved by the stockholders before such new award becomes effective. The 2007 Plan must also be re-approved by the stockholders every five years to satisfy the requirement of
Section 162(m) of the Internal Revenue Code. The Board may suspend or terminate the 2007 Plan at anytime.

FEDERAL INCOME TAX CONSEQUENCES

      Under current Federal tax laws and regulations and judicial interpretations thereof, which are subject to change at any time, the following are the Federal income tax consequences generally arising with respect to awards granted under the 2007 Plan. The grant of a stock option or SAR will create no tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and the Company will not receive a deduction when an incentive stock option is exercised. Upon exercising a SAR or a non-qualified stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. At such time, the Company will receive a deduction for the same amount (assuming the applicable requirements of Section 162(m) of the Internal Revenue Code have been met).

      With respect to other awards granted under the 2007 Plan that are settled in cash or stock that is either transferable or not subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares received, when received.
The Company will receive a deduction for the same amount, provided that, at the time the income is recognized, the participant either is not a covered employee or does not have total compensation in excess of $1,000,000 for the year of recognition (other than compensation that otherwise meets the requirements of Section 162(m) of the Internal Revenue Code). With respect to other awards granted under the 2007 Plan that are settled in stock that is subject to restrictions as to transferability and subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received on the date the shares first become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. At such time, the Company will receive a deduction for the same amount, subject to the proviso set forth above in this paragraph.

      The tax treatment upon disposition of shares acquired under the 2007 Plan will depend on how long the shares have been held. In the case of shares acquired through exercise of a stock option, the tax treatment will also depend on whether or not the shares were acquired by exercising an incentive stock option.
The will be no tax consequences to the Company upon the disposition of shares acquired under the 2007 Plan except that the Company may receive a deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding period has been satisfied.

OUTSTANDING AWARDS UNDER THE 2007 PLAN

      After the adoption of the 2007 Plan, the Board and the committee authorized the grant of stock options and restricted shares as bonus compensation under the 2007 Plan. In November 2007, an aggregate of 23,000 restricted shares were granted, at a fair market value of $5.00 per share, subject to vesting over a three-year period in connection with the Company's employment of a New President and Chief Operating Officer. In
January 2008, the Committee granted to officers and key employees an aggregate of 83,500 options, at an exercise price of $4.50 per share, subject to vesting over a three-year period, and 47,450 restricted shares at a fair market value of $4.50 per share, as bonus compensation with respect to Fiscal 2007. Approval of the 2007 Plan will also constitute approval of the awards heretofore granted under the 2007 Plan.

RECOMMENDATION

      The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders, in the current competitive business environment, that the 2007 Plan be approved, so that the Company can continue to attract, retain and motivate key employees to make significant contributions to the Company.

      Approval requires the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, on such proposal, provided that the total vote cast represents over 50% of all shares entitled to vote on the proposal.


     MANAGEMENT RECOMMENDS THAT YOU VOTE TO APPROVE THE 2007 PLAN.



         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's outstanding common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. Based on a review of copies of such reports received by the Company, all of the Company's directors and officers timely filed all reports required with respect to Fiscal 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      CAHILL WARNOCK TRANSACTIONS.  In November 1998, the Company
      ---------------------------
issued and sold to the Cahill, Warnock Entities 8% Debentures due 2003 (the "Debentures"), in the aggregate principal amount of $4,000,000, and as additional consideration for purchasing the Debentures, Warrants to acquire shares of the Company's Common Stock, which, on the closing date of such transaction, constituted 20% of the Company's issued and outstanding common stock on a fully diluted basis. The Debentures were repaid in Fiscal 2003, and a portion of the Warrants held by the Cahill, Warnock Entities expired at the end of Fiscal 2003. The Cahill Warnock Entities exercised its remaining 138,047 warrants outstanding in December 2004 (after the end of Fiscal 2004), resulting in additional paid-in capital to the Company of $155,303. As of the date of this Proxy Statement, the Cahill Warnock Entities beneficially own 20.0% of the Company's outstanding Common Stock.

      Pursuant to an investor rights agreement between the Company and the Cahill, Warnock Entities, the Company has agreed that so long as the Cahill, Warnock Entities own at least 50% of the shares issued upon exercise of such Warrants, the Cahill, Warnock Entities shall have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Donald W. Hughes are the current directors who were nominated by the Cahill, Warnock Entities. Pursuant to the Investor Rights Agreement, the directors and executive officers have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Cahill, Warnock Entities.

      CAMDEN ENTITIES TRANSACTIONS.  In connection with the
      ----------------------------
acquisition of Questar, the Company entered into a securities purchase agreement with the Camden Entities, pursuant to which the Company issued and sold to the Investors 1,666,667 shares of its Series A-1 Preferred Stock (valued at $7,500,000, based on a price of $4.50 per share). The proceeds from the sale of stock were used to pay a portion of the purchase price for the shares of Questar and closing costs for the transaction, with the balance being retained by the Company for working capital. The transaction did not involve a public offering pursuant to the exemption from registration provided by Section 4(2) of the Act.

      Camden Partners Strategic Fund III, L.P. ("Camden III") is a Delaware limited partnership formed in 2004. It is a private equity fund that invests in emerging micro-cap public and late stage private companies, focusing on companies in the business and financial services, education, and healthcare industries. Camden III is managed by its general partner, Camden Partners Strategic III, LLC which, in turn, is managed by its managing member, Camden Partners Strategic Manager, LLC. David Warnock and Donald Hughes, who are directors of the Company, are each managing members of Camden Partners Strategic Manager, LLC.

      Camden Partners Strategic Fund III-A, L.P. ("Camden III-A") is a Delaware limited partnership formed in 2004. It is a private equity fund that invests in parallel with Camden III. Camden III-A is managed by its general partner, Camden Partners Strategic III, LLC, which in turn is managed by its managing member, Camden Partners Strategic Manager, LLC.

      Cahill, Warnock Strategic Partners Fund, L.P. ("CW") and Strategic Associates, L.P. ("SA") are stockholders of the Company and affiliates of Camden III and Camden III-A. David Warnock and Donald Hughes, who are directors of the Company, are each managers of Camden Partners Strategic Manager, LLC and general partners of the general partner of CW and SA. Mr. Warnock is President and Mr. Hughes is Executive Vice President of Camden Partners Holdings, LLC, which serves as a manager and advisor to Camden III, Camden III-A, CW and SA.

      As of the date of this Proxy Statement, the Camden Entities beneficially own 35.9% of the Company's Common Stock on a fully-diluted basis. The entities controlled by Messrs. Warnock and Hughes - the Cahill Warnock Entities and the Camden Entities - beneficially own an aggregate of 48.0% of the Company's Common Stock on a fully diluted basis.

      ACQUISITION OF QUESTAR EDUCATIONAL SYSTEMS, INC.  In the
      -----------------------------------------------
acquisition of Questar Educational Systems, Inc. ("QESI"), the Company issued to the selling shareholders of QESI, 222,222 shares of Series A-2 Preferred Stock (valued at $4.50 per share), as part payment of the purchase price at closing and (b) delivered to the escrow agent, 1,111,111 shares of the Series A-2 Preferred Stock (valued at $4.50 per share), which will be deemed earned by, and will be released to, the former shareholders of QESI if revenue goals over the earn out period of the three fiscal years ending October 31, 2007, 2008 and 2009, are met. Such escrowed shares are not deemed to be outstanding (and therefore, are not eligible to vote) until the revenues goals are met and the shares are released from escrow. The issuance and sale of the Series A-2 Preferred Stock did not involve a public offering pursuant to the exemption from registration provided by Section 4(2) of the Act. The Company issued 222,222 shares of the Company's Series A-2 Preferred Stock to the former shareholders of QESI who had elected to receive shares, in whole or in part in lieu of cash, in a transaction not involving a public offering pursuant to the exemption from registration provided by Section 4(2) of the Securities Act.

      In consideration for his sale of shares of Questar, Mr. Naegeli, who has since been elected a director of the Company, received 43,488 shares of Series A-2 Preferred Stock, which are convertible into 43,488 shares of Common Stock of the Company, subject to anti-dilution adjustments. Mr. Naegeli is also a shareholder in Questar Data Systems ("QDS"). In connection with the acquisition of Questar, the Company purchased, on a contractual basis, monthly services from QDS for certain accounting and administrative functions. The monthly fee for these services was $15,500 beginning in June 2006. Total fees paid in Fiscal 2006 to QDS were $77,500. The contract for services with QDS concluded in December 2006 with no further obligations due from the Company.

      As part of the acquisition of Questar, the Company entered in two separate lease agreements with the former shareholders of Questar. Through one lease agreement, the Company rents approximately 49,000 square-feet of office space in Apple Valley, Minnesota. The initial term of this lease is for five years concluding on May 31, 2011 with the Company holding an option to renew for an additional five-year period. Pursuant to the second lease agreement the Company uses 45,000 square-foot of distribution center also in Apple Valley, Minnesota. This lease also concludes on May 31, 2011 with the Company holding an option to renew for an additional five-year period. The Company also holds an option to lease an additional 11,000 square feet of distribution center space that is adjacent to the current distribution center.

      LEGAL FEES.  One of the Company's directors, Steven R.
      ----------
Berger, is a shareholder in Vedder Price P.C. The Company has retained Vedder Price P.C. as its special securities counsel, and the Company paid an aggregate of $153,481 in legal fees and expense in Fiscal 2007.

      APPROVAL OF DISINTERESTED MEMBERS OF THE BOARD.  The
      ----------------------------------------------
disinterested members of the Board of Directors of the Company discussed and approved the transactions between the Company and the Investors, and concluded that the terms of such transactions were no less favorable to the Company than those that would otherwise have been available to the Company from unrelated third parties.

                      INDEPENDENT AUDITORS

      In May 2006, the Audit Committee of the Board authorized the Company to seek proposals from certified public accounting firms to provide audit services for the fiscal year ending October 31, 2006 and the interim period ending July 31, 2006. The Audit Committee decided to issue the request for proposal because it wanted the opportunity to review firms in light of the Company's then pending acquisition of QES, which has its principal office in Minneapolis, Minnesota. QES was acquired by the Company in June 2006 and constitutes a significant subsidiary of the Company. After the closing of the acquisition of QES, the Audit Committee of the Company reviewed the proposals received from accounting firms, completed its due diligence investigations and considered the benefits and detriments of changing independent auditors. On July 26, 2006, the Audit Committee notified Lazar Levine & Felix, LLP ("Lazar Levine"), of its decision to dismiss Lazar Levine as the Company's independent auditors.

      During each of the last two fiscal years of the Company, ended October 31, 2005 and October 31, 2004, the reports of Lazar Levine on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

      The decision to change principal accountants was approved by the Audit Committee of the Company's Board of Directors.

      During the two most recent fiscal years of the Company and any subsequent interim periods, there were no disagreements between the Company and Lazar Levine on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lazar Levine, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      The Company has provided Lazar Levine with a copy of the above disclosures in response to Item 304(a) of Regulation S-B in conjunction with the filing of Form 8-K dated July 28, 2006. The Company requested that Lazar Levine deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree. A copy of the letter of Lazar Levine is filed as Exhibit 16.1 to the Form 8-K Current Report.

      On July 26, 2006, the Audit Committee notified McGladrey & Pullen LLP ("McGladrey") that the Company had selected McGladrey as the Company's independent registered public accountant for the Company's fiscal year ending October 31, 2006 and the interim period ended July 31, 2006, subject to the execution of a definitive engagement letter. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with McGladrey regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did McGladrey provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim periods, the Company has not consulted with McGladrey on any matter that was the subject of a disagreement or a reportable event.

      The following table shows the fees billed to us for the audit and other services provided by Lazar Levine, McGladrey &
Pullen, LLP and RSM McGladrey, Inc. for the fiscal years 2007 and 2006.

                                              2007               2006
                                              ----               ----

Audit Fees (Lazar Levine)                   $12,000            $60,000
Audit Fees (McGladrey)                      225,000            176,000
Tax Fees                                     57,000             18,000
                                            -------            -------
                                           $294,000           $254,000
                                           ========           ========

      AUDIT FEES. Audit fees consist of fees for professional
      ----------
services rendered for the audit of the consolidated financial statements and the review of the consolidated financial statements included in our quarterly reports and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. For Lazar Levine, audit fees in Fiscal 2006 consisted of fees for the review of the consolidated financial statements included in the Company's first and second quarter reports. For Fiscal 2007, Lazar Levine provided services in connection with the Company's restatement of previously filed 10-KSB Reports for the fiscal years ended October 31, 2005 and 2004. For McGladrey, audit fees in Fiscal 2007 and 2006 consisted of services rendered for the audit of the consolidated financial statements as of and for the fiscal years ended October 31, 2007 and October 31, 2006, including reviews of the consolidated financial statement included in the Company's quarterly reports in Fiscal 2006 and Fiscal 2007.

      TAX FEES.  Tax-related fees are principally for
      --------
professional services rendered for tax compliance, planning and reporting.

      AUDIT COMMITTEE POLICIES. The Audit Committee believes
      ------------------------
that, on the basis of the relevant facts and circumstances pertaining to that firm's engagement by the Company, McGladrey and Lazar satisfy the requirements for independence from the Company. Consistent with Sarbanes-Oxley and the SEC regulations promulgated there under, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services to be performed by the Company's independent accountants.

                        OTHER INFORMATION

      Accompanying this Proxy Statement and the Notice of Meeting which is the first page of this Proxy Statement is the Company's
Annual Report for its fiscal year ended October 31, 2007.
PROPOSALS OF SECURITY HOLDERS

      Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than October 31, 2008.

                 AVAILABILITY OF ANNUAL REPORT

      COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR
THE FISCAL YEAR ENDED OCTOBER 31, 2007, AS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED FREE OF
CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO:

     Ms. Linda G. Straley, Senior Vice President and Secretary,
             Questar Assessment, Inc., P.O. Box 382,
        4 Hardscrabble Heights, Brewster, New York 10509.



                                         LINDA G. STRALEY
                                         Senior Vice President and Secretary

Brewster, New York
March 21, 2008

                                                       ANNEX A
                      QUESTAR ASSESSMENT, INC.

                  2007 INCENTIVE COMPENSATION PLAN



















                 As Adopted Effective November 1, 2007

                      QUESTAR ASSESSMENT, INC.

                  2007 INCENTIVE COMPENSATION PLAN


                         Table of Contents


Section 1           Definitions

Section 2           Purpose of Plan

Section 3           Term of Plan

Section 4           Stockholder Approval

Section 5           Administration

Section 6           Eligibility and Participation

Section 7           Shares Subject to Plan

Section 8           Maximum Individual Awards

Section 9           Awards

Section 10          Stock Options

Section 11          Stock Appreciation Rights

Section 12          Stock Awards and Stock Units

Section 13          Performance Shares and Performance Units

Section 14          Cash Awards

Section 15          Performance-Based Awards

Section 16          Change in Control

Section 17          Termination of Employment if Participant is an Employee

Section 18          Taxes

Section 19          Amendment and Termination of Plan

Section 20          Miscellaneous

                      QUESTAR ASSESSMENT, INC.

                  2007 INCENTIVE COMPENSATION PLAN


1.0   DEFINITIONS

      The following terms shall have the following meanings unless the context indicates otherwise:

1.1 "Award" shall mean an incentive compensation award as specified in Section 9 below and granted by the Committee under and in accordance with the Plan.

1.2 "Award Agreement" shall mean a written agreement between the Company and the Participant that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee's exercise of its administrative powers.

1.3   "Board" shall mean the Board of Directors of the Company.

1.4 "Cash Award" shall mean the grant by the Committee to a Participant of an Award of cash in accordance with Section
      9 below.

1.5 "Cause" shall mean (i) any act of fraud, embezzlement, or other misappropriation or any other material act or omission by a Participant that amounts to a willful breach of Participant's duties to the Company; (ii) Participant's conviction or plea of nolo contendere of a felony under state or federal law, or the equivalent under foreign law; or (iii) any other material acts or omissions by Participant constituting willful dereliction of Participant's duties to the Company.

1.6 "Change in Control" shall mean the occurrence hereafter of one of the following events: (i) any "person," as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the "Act"), becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under the Act, of forty percent (40%) or more of the voting stock of the Company; (ii) the Company adopts any plan of liquidation providing for distribution of all or substantially all of its assets; (iii) all or substantially all of the assets or business of the Company are disposed of pursuant to a merger, consolidation or other transaction (unless the stockholders of the Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the voting stock of the Company, all of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company); or (iv) the Company combines with another company and is the surviving corporation but, immediately after the combination, the stockholders of the Company immediately prior to the combination hold, directly or indirectly, fifty percent (50%) or less of the voting stock of the combined company (there being excluded from the number of shares held by such stockholders, but not from the voting stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided, however, that for purposes of determining whether
      ------------------
      or not a "Change of Control" has occurred with respect to the Company, the following transactions shall not constitute a Change of Control: (A) the offer or issuance of shares of Common Stock, options to acquire Common Stock, Common Stock equivalents or rights with respect to Common Stock or other equity securities or derivative securities pursuant to a stock incentive plan of the Company, or the reservation of shares for issuance pursuant to such plan;
      (B) the offer, sale, assignment or transfer of any shares of Common Stock of the Company to any of Cahill Warnock Strategic Partners Fund, L.P., Strategic Associates, L.P., Camden Partners Strategic Fund III, L.P., Camden Partners Strategic Fund III-A, L.P., or any other fund sponsored by, managed by or affiliated with Camden Partners Strategic Manager, LLC (collectively the "Camden Affiliates"); or (C) the sale by one or more Camden Affiliates which, in the aggregate, constitutes (1) less than 40% of the outstanding shares of common stock of the Company on a fully-diluted basis at the time of transfer or (2) 40% or more of the outstanding shares of Common Stock of the Company on a fully-diluted basis at the time of transfer, and if the provisions of Section (d)(I) above are not met (i.e., as a result of such transfer no "person" as such term is used in Sections 3(a)(9) and 13(d) of the Act, becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under the Act, of forty percent (40%) or more of the voting stock of the Company).

1.7 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.8 "Committee" shall mean (i) the Board or (ii) a committee or subcommittee of the Board appointed by the Board from among its members. The Committee may be the Board's Compensation Committee or such committee that performs the functions generally associated with those functions performed by the compensation committees of publicly traded corporations. Unless the Board determines otherwise, and such determination is reduced to a writing articulating the reasons for such determination, the Committee shall be comprised solely of not less than 2 members, each of whom shall qualify as:

      (a)  a "Non-Employee Director" within the meaning of Rule
           16b-3(b)(3) (or any successor rule) under the Exchange
           Act, and

      (b)  an "outside director" within the meaning of Code
           Section 162(m) and the Treasury Regulations thereunder
           (or any successor law or regulation), and

      (c) if the Common Stock is readily tradeable on a national securities exchange or other market system, then an "independent director" as such term is defined or used by the rules of the exchange or system on which the Company's Common Stock is listed.

1.9 "Common Stock" shall mean the common stock, $0.0001 par value per share, of the Company.

1.10 "Company" shall mean Questar Assessment, Inc., a Delaware corporation.

1.11 "DER" shall mean a dividend equivalent right where the Participant may receive an amount, payable in cash or Common Stock or a combination of both, equal to the dividend actually paid with respect to 1 share of Common Stock.

1.12 "Effective Date" shall be the date the Board approves and adopts the Plan.

1.13 "Employee" shall mean an employee of the Company or any Subsidiary as described in Treasury Regulation Section
      1.421-7(h).

1.14  "Exchange Act" shall mean the Securities Exchange Act of
      1934, as amended from time to time, including applicable regulations thereunder.

1.15 "Fair Market Value of a Share of the Common Stock" shall mean:

      (a) if the Common Stock is readily tradeable on a national securities exchange or other market system, the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date), or

      (b) if the Common Stock is not readily tradeable on a national securities exchange or other market system:

           (i) the book value of a share of Common Stock as of the last day of the last completed fiscal quarter preceding the date of calculation; or

           (ii) any other value as otherwise determined in good faith by the Board

1.16 "Independent Contractor" shall mean a person (other than a person who is an Employee or a Nonemployee Director) or an entity that renders services to the Company.

1.17 "ISO" shall mean an "incentive stock option" as such term is used in Code Section 422.

1.18 "Nonemployee Director" shall mean a member of the Board who is not an Employee.

1.19 "Nonqualified Stock Option" shall mean a Stock Option that does not qualify as an ISO.

1.20 "Participant" shall mean any Employee, Nonemployee Director or Independent Contractor to whom an Award has been granted by the Committee under the Plan.

1.21  "Plan" shall mean the Questar Assessment, Inc. 2007
      Incentive Compensation Plan, as it may be amended from time to time.

1.22 "SAR" shall mean the grant by the Committee to a Participant of an Award of a stock appreciation right in accordance with Section 9 below, payable in cash or Common Stock or a combination of both, where the measure of compensation is based on the difference (if any) between the Fair Market Value of a Share of the Common Stock on the date of exercise and the exercise price of such SAR.

1.23 "Stock Award" shall mean the grant by the Committee to a Participant of an Award of Common Stock in accordance with
      Section 11 below.

1.24 "Stock Option" shall mean the grant by the Committee to a Participant of an Award of an option to purchase Common
      Stock in accordance with Section 10 below.

1.25 "Stock Unit" shall mean the grant by the Committee to a Participant of a right to receive a share of Common Stock in accordance with Section 11 below.

1.26 "Subsidiary" shall mean a corporation of which the Company directly or indirectly owns more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

1.27 "Treasury Regulation" shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as amended from time to time.

1.28 "Unvested" shall mean an Award (or portion of an Award) that has not yet Vested.

1.29  "Vest" shall mean:

      (a) with respect to Stock Options and SARs, when the Stock Option or SAR (or a portion of such Stock Option or SAR) first becomes exercisable and remains exercisable subject to the terms and conditions of such Stock Option or SAR, and when the Participant has an unrestricted right, title and interest (but subject to any expiration date) to receive the compensation (if any) attributable to such Stock Option or SAR (or a portion of such Stock Option or SAR) or to otherwise enjoy the benefits underlying such Stock Option or SAR; or

      (b) with respect to Awards other than Stock Options and SARs, when the Participant has:

           (i) an unrestricted right, title and interest to receive the compensation (whether payable in cash or Common Stock or a combination of both) attributable to an Award (or a portion of such Award) or to otherwise enjoy the benefits underlying such Award; and

           (ii) a right to transfer an Award subject to no Company-imposed restrictions or limitations other than restrictions and/or limitations imposed by the Plan and/or by the Committee in accordance with the Plan.

1.30 "Vesting Date" shall mean the date or dates on which an Award Vests.

1.31 "Voting Stock" shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

2.0   PURPOSE OF PLAN

2.1 PURPOSE. The purpose of the Plan is to motivate certain Employees, Nonemployee Directors and Independent Contractors to put forth maximum efforts toward the growth, profitability, and success of the Company and Subsidiaries by providing incentives to such Employees, Nonemployee Directors and Independent Contractors through cash payments and/or through the ownership and performance of the Common Stock. In addition, the Plan is intended to provide incentives that will attract and retain highly qualified individuals as Employees and Nonemployee Directors, and to assist in aligning the interests of such Employees and Nonemployee Directors with the interests of the stockholders of the Company.

3.0   TERM OF PLAN

3.1 TERM. The Plan shall be effective as of the Effective Date and shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board in accordance with Section 19 below).

4.0   STOCKHOLDER APPROVAL

4.1 INITIAL STOCKHOLDER APPROVAL. The Plan shall be approved by the stockholders of the Company at an annual meeting or any special meeting of the stockholders of the Company within 12 months before or after the Effective Date, and such approval by the stockholders of the Company shall be a condition to the right of each Participant to receive and/or retain Awards hereunder. Any Award granted under the Plan prior to the approval by the stockholders of the Company shall be effective as of the date of grant (unless the Committee specifies otherwise at the time of grant), but no such Award may Vest, be paid out, or otherwise be disposed of prior to such stockholder approval. If the stockholders of the Company fail to approve the Plan in accordance with this Section 4.1, any Award granted under the Plan shall be cancelled.

4.2 PLAN AMENDMENT. Any amendment to the Plan that is determined to be a "material amendment" or a "material revision" or a "material modification" (or word(s) of similar effect) under the rules of the exchange or system on which the Company's Common Stock is listed shall be approved by stockholders before such amendment shall be effective.

4.3 REPRICINGS. Any amendment, revision, replacement, cancellation and regrant, or other change to an outstanding Award that is determined to be a "repricing" (or word(s) of similar effect) under the rules of the exchange or system on which the Company's Common Stock is listed shall be approved by the stockholders of the Company before such "repriced" Award shall be effective.

4.4   STOCKHOLDER REAPPROVAL.  If required by Treasury Regulation
      Section 1.162-27(e)(vi) or any successor regulation or rule, the material terms of performance goals as described in Section 9.3 below shall be disclosed to and reapproved by the stockholders of the Company no later than the first stockholder meeting that occurs in the 5th year following the year in which the Company's stockholders previously approved such performance goals.

5.0   ADMINISTRATION

5.1 RESPONSIBILITY. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage and administer the Plan in accordance with its terms.

5.2 AWARD AGREEMENT. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be signed by the Committee and the Participant; provided, however, that
                                         ------------------
      in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail.

5.3 AUTHORITY OF THE COMMITTEE. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan, including but not limited to the following:

      (a) to determine eligibility for participation in the Plan;

      (b) to determine eligibility for and the type and size of an Award granted under the Plan;

      (c) to grant Awards to, and to enter into Award Agreements with, Participants;

      (d) to supply any omission, correct any defect, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect;

      (e) to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

      (f) to make rules for carrying out and administering the Plan and make changes in such rules as it from time to time deems proper;

      (g) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations;

      (h) to accelerate the Vesting of any Award when such action or actions would be in the best interest of the Company;

      (i) subject to Section 4.3 above, to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; and

      (j) to take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

5.4 ACTION BY THE COMMITTEE. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members to execute and deliver documents on behalf of the Committee.

5.5 DELEGATION OF AUTHORITY. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable; provided, however, that any such delegation shall be in writing. In addition, the Committee, or any person to whom it has delegated duties under this Section 5.5, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary whose employees have benefited from the Plan, as determined by the Committee.

5.6 DETERMINATIONS AND INTERPRETATIONS BY THE COMMITTEE. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their heirs, successors, and legal representatives.

5.7 LIABILITY. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.

5.8 INDEMNIFICATION. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

6.0   ELIGIBILITY AND PARTICIPATION

6.1 ELIGIBILITY. All Employees, all Nonemployee Directors and all Independent Contractors shall be eligible to participate in the Plan and to receive Awards.

6.2 PARTICIPATION. The Committee in its sole discretion shall designate who shall be a Participant and receive Awards under the Plan. Designation of a Participant in any year shall not require the Committee to designate such person or entity to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

7.0   SHARES SUBJECT TO PLAN

7.1 AVAILABLE SHARES. The aggregate number of shares of Common Stock that shall be available for issuance or payments of Awards under the Plan during its term shall be equal to
      500,000.   Such shares of Common Stock available for
      issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company's treasury, or both, at the discretion of the Company, and subject to any adjustments made in accordance with Section 7.2 below.

7.2 ADJUSTMENT TO SHARES. If there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Award so that each such Award shall thereafter be with respect to or exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Award had such Award been paid, distributed or exercised in full immediately prior to such change or distribution. Such adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants' rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of a Share of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards granted under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of performance periods; provided, however, that with respect to Awards that may be
      ------------------
      subject to Code Section 162(m), such modifications and/or changes do not disqualify compensation attributable to such Awards as "performance-based compensation" under Code
      Section 162(m). In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding anything contained in the Plan, any adjustment:

      (a) with respect to an ISO due to a change or distribution described in this Section 7.2 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any ISO granted hereunder other than an incentive stock option for purposes of Code Section 422, and

      (b) with respect to an Award that qualifies as "nonqualified deferred compensation" under Code
           Section 409A shall fully comply with the rules under Code Section 409A, and in no event shall any adjustment be made which would render any Award granted hereunder to be subject to tax under Code
           Section 409A.

8.0   MAXIMUM INDIVIDUAL AWARDS

8.1 MAXIMUM AGGREGATE NUMBER OF SHARES THAT MAY BE GRANTED TO ANY SINGLE PARTICIPANT. The maximum aggregate number of shares of Common Stock that may be granted to any single Participant in any calendar year with respect to Awards, the compensation of which is determined by the number of shares of Common Stock actually awarded or subject to Vesting, shall be 100,000 shares, subject to adjustment as provided in Section 7.2 above. For purposes of the preceding sentence, (i) any Awards or portion of Awards that are cancelled or repriced shall continue to be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Participant and (ii) if an Award is granted with tandem DERs, such DERs shall not be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Participant.

8.2 MAXIMUM DOLLAR AMOUNT THAT MAY BE PAID TO ANY SINGLE PARTICIPANT. The maximum dollar amount that may be paid to any single Participant in any calendar year with respect to Awards the compensation of which is determined by a formula that calculates a dollar amount (whether payable in cash or property) is $10,000,000.

9.0   AWARDS

9.1 TYPE OF AWARDS. The Committee may, in its sole discretion, grant the following Awards to Employees, Nonemployee
      Directors and Independent Contractors:

           *  Stock Options
           *  SARs
           *  Stock Awards
           *  Stock Units
           *  DERs
           *  Cash Awards
           * any other type of Award that is not inconsistent with the Plan.

9.2 AWARD TERMS AND CONDITIONS. Subject to any terms and/or conditions explicitly required by the Plan, the Committee, in its sole discretion, shall determine all of the terms and conditions of each Award, including but not limited to the following:

           *  exercise price or purchase price
           *  method of exercise
           *  Vesting
           *  expiration term of Award
           * effects of termination of Participant's employment or service
           * Change-in-Control Vesting and other effects of a Change in Control
           *  qualification of a Stock Option as an ISO
           * payout in cash, in property, or any combination of cash and property
           *  restrictive covenants
           *  transferability
           *  tax withholding
           *  tax deferral arrangements
           *  tandem or combination Awards
           * any other term or condition that is not inconsistent with the Plan.

9.3 PERFORMANCE MEASURES. The Committee may use the following performance measures (either individually or in any combination) to set performance goals with respect to the grant or Vesting of an Award:

           *  revenue
           *  sales
           * pretax income before allocation of corporate overhead and bonus
           *  budget
           *  cash flow
           *  earnings per share
           *  net income
           *  division, group or corporate financial goals
           * appreciation in and/or maintenance of the price of the Common Stock or any other publicly traded securities of the Company
           *  dividend
           *  total stockholder return
           *  return on stockholders' equity
           *  return on assets
           *  return on investment
           *  internal rate of return
           *  attainment of strategic and operational initiatives
           *  market share
           *  operating margin
           *  profit margin
           *  gross profits
           *  earnings before interest and taxes
           * earnings before interest, taxes, depreciation and amortization
           *  economic value-added models
           *  comparisons with various stock market indices
           *  increase in number of customers
           *  reductions in costs
           *  mortgage loans
           *  bringing assets to market
           * resolution of administrative or judicial proceedings or disputes
           *  funds from operations.

10.0  STOCK OPTIONS

10.1 IN GENERAL. The Committee may, in its sole discretion, grant Stock Options to Employees, Nonemployee Directors and Independent Contractors on or after the Effective Date.
      The Committee shall, in its sole discretion, determine the Employees, the Nonemployee Directors and Independent Contractors who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. With respect to Employees who become Participants, the Committee may grant such Participants ISOs or Nonqualified Stock Options or a combination of both. With respect to Nonemployee Directors and Independent Contractors who become Participants, the Committee may grant such Participants only Nonqualified Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time. In addition, each Stock Option shall be sub-ject to the following terms and conditions set forth in Sections 10.2 through 10.8 below.

10.2 EXERCISE PRICE. The Committee shall specify the exercise price of each Stock Option in the Award Agreement; provided, however, that (i) the exercise price of any ISO
      ------------------
      shall not be less than 100 percent of the Fair Market Value of a Share of the Common Stock on the date of grant, and
      (ii) the exercise price of any Nonqualified Stock Option shall not be less than 100 percent of the Fair Market Value of a Share of the Common Stock on the date of grant unless the Committee in its sole discretion and due to special circumstances determines otherwise on the date of grant.

10.3 TERM OF STOCK OPTION. The Committee shall specify the term of each Stock Option in the Award Agreement; provided, however, that (i) no ISO shall be exercised after the 10th anniversary of the date of grant of such ISO and (ii) no Nonqualified Stock Option shall be exercised after the 20th anniversary of the date of grant of such Nonqualified Stock Option. Each Stock Option shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant.

10.4 VESTING DATE. The Committee shall specify the Vesting Date with respect to each Stock Option in the Award Agreement. The Committee may grant Stock Options that are Vested, either in whole or in part, on the date of grant. If the Committee fails to specify a Vesting Date in the Award Agreement, 33-1/3 percent of such Stock Option shall become exercisable on each of the first three (3) anniversaries of the date of grant and shall remain exercisable following such anniversary date until the Stock Option expires in accordance with its terms under the Award Agreement or under the terms of the Plan. The Vesting of a Stock Option may be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerating the Vesting if certain performance goals are achieved.

10.5 EXERCISE OF STOCK OPTIONS. The Stock Option exercise price may be paid in cash or, in the sole discretion of the Committee, by the delivery of shares of Common Stock then owned by the Participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the sole discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned by the Participant, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it de-termines are appropriate; provided, however, that with
                                ------------------
      respect to ISOs, all such discretionary determinations by the Committee shall be made at the time of grant and specified in the Award Agreement.

10.6 RESTRICTIONS RELATING TO ISOs. In addition to being subject to the terms and conditions of this Section 7, ISOs shall comply with all other requirements under Code Section
      422. Accordingly, ISOs may be granted only to Participants who are employees (as described in Treasury Regulation
      Section 1.421-7(h)) of the Company or of any "Parent Corporation" (as defined in Code Section 424(e)) or of any "Subsidiary Corporation" (as defined in Code Section 424(f)) on the date of grant. The aggregate market value (determined as of the time the ISO is granted) of the Common Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence,
      (i) ISOs shall be taken into account in the order in which they are granted and (ii) ISOs granted before 1987 shall not be taken into account. ISOs shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by such Participant. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Code Section 424(d)) more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or of any Subsidiary Corporation unless the exercise price of the ISO is fixed at not less than 110 percent of the Fair Market Value of a Share of the Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the 5th anniversary of the ISO's date of grant. In addition, no ISO shall be issued to a Participant in tandem with a Nonqualified Stock Option issued to such Participant in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

10.7 ADDITIONAL TERMS AND CONDITIONS. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

10.8 CONVERSION STOCK OPTIONS. The Committee may, in its sole discretion, grant a Stock Option to any holder of an option
      (hereinafter referred to as an "Original Option") to purchase shares of the stock of any corporation:

           (i) the stock or assets of which were acquired, directly or indirectly, by the Company or any Subsidiary, or

           (ii) which was merged with and into the Company or a Subsidiary;

           SO THAT THE ORIGINAL OPTION IS CONVERTED INTO A STOCK OPTION (HEREINAFTER REFERRED TO AS A "CONVERSION STOCK OPTION"); PROVIDED, HOWEVER, THAT SUCH CONVERSION STOCK
                ------------------
      OPTION AS OF THE DATE OF ITS GRANT (THE "CONVERSION STOCK OPTION GRANT DATE") SHALL HAVE THE SAME ECONOMIC VALUE AS THE ORIGINAL OPTION AS OF THE CONVERSION STOCK OPTION GRANT DATE. IN ADDITION, UNLESS THE COMMITTEE, IN ITS SOLE DISCRETION DETERMINES OTHERWISE, A CONVERSION STOCK OPTION WHICH IS CONVERTING AN ORIGINAL OPTION INTENDED TO QUALIFY AS AN ISO SHALL HAVE THE SAME TERMS AND CONDITIONS AS APPLICABLE TO THE ORIGINAL OPTION IN ACCORDANCE WITH CODE
      SECTION 424 AND THE TREASURY REGULATIONS THEREUNDER SO THAT THE CONVERSION (X) IS TREATED AS THE ISSUANCE OR ASSUMPTION OF A STOCK OPTION UNDER CODE SECTION 424(A) AND (Y) IS NOT TREATED AS A MODIFICATION, EXTENSION OR RENEWAL OF A STOCK OPTION UNDER CODE SECTION 424(H).

11.0  STOCK APPRECIATION RIGHTS

11.1 IN GENERAL. The Committee may, in its sole discretion, grant SARs to Employees, Nonemployee Directors, and/or Independent Contractors. An SAR is a right to receive a payment in cash, Common Stock or a combination of both, in an amount equal to the excess of (x) the Fair Market Value of a Share of the Common Stock, or other specified valuation, of a specified number of shares of Common Stock on the date the SAR is exercised over (y) the Fair Market Value of a Share of the Common Stock, or other specified valuation (which shall be no less than the Fair Market Value of a Share of the Common Stock), of such shares of Common Stock on the date the SAR is granted, all as determined by the Committee; provided, however, that if a
                                   ------------------
      SAR is granted retroactively in tandem with or in substitution for a Stock Option, the designated Fair Market Value of a Share of the Common Stock in the Award Agreement may be the Fair Market Value of a Share of the Common Stock on the date such Stock Option was granted. Each SAR shall be subject to such terms and conditions, including, but not limited to, a provision that automatically converts a SAR into a Stock Option on a conversion date specified at the time of grant, as the Committee shall impose from time to time in its sole discretion and subject to the terms of the Plan.

12.0  STOCK AWARDS AND STOCK UNITS

12.1 STOCK AWARDS. The Committee may, in its sole discretion, grant Stock Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Award shall consist of shares of Common Stock which shall be subject to such terms and conditions as the Committee in its sole discretion determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the Vesting Date with respect to such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant's employment within specified periods. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. With respect to the shares of Common Stock subject to a Stock Award, the Participant shall have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless the Committee determines otherwise on the date of grant.

12.2 STOCK UNITS. The Committee may, in its sole discretion, grant to Employees, Nonemployee Directors, and/or Independent Contractor Stock Units as additional compensation or in lieu of other compensation for services to the Company. A Stock Unit is a hypothetical share of Common Stock represented by a notional account established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Stock Units. Stock Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determinations of the Vesting Date with respect to such Stock Units and the criteria for the Vesting of such Stock Units. A Stock Unit granted by the Committee shall provide for payment in shares of Common Stock at such time or times as the Award Agreement shall specify. The Committee shall determine whether a Participant who has been granted a Stock Unit shall also be entitled to a Dividend Equivalent Right.

12.3 PAYOUT OF STOCK UNITS. Subject to a Participant's election to defer in accordance with Section 18.4 below, upon the Vesting of a Stock Unit, the shares of Common Stock representing the Stock Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Stock Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

13.0  PERFORMANCE SHARES AND PERFORMANCE UNITS

13.1 PERFORMANCE SHARES. The Committee may, in its sole discretion, grant Performance Shares to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Share shall consist of a share or shares of Common Stock which shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Shares that will be paid out or distributed to the Participant who has been granted Performance Shares. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section
      9.3 above.

13.2 PERFORMANCE UNITS. The Committee may, in its sole discretion, grant to Employees, Nonemployee Directors, and/or Independent Contractors Performance Units as additional compensation or in lieu of other compensation for services to the Company. A Performance Unit is a hypothetical share or shares of Common Stock represented by a notional account, which shall be established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Performance Units. Performance Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Units that will be accrued with respect to the Participant who has been granted Performance Units. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 9.3 above.

13.3 ADJUSTMENT OF PERFORMANCE GOALS. With respect to those Performance Shares or Performance Units that are not intended to qualify as Performance-Based Awards (as described in Section 15 below), the Committee shall have the authority at any time to make adjustments to performance goals for any outstanding Performance Shares or Performance Units which the Committee deems necessary or desirable unless at the time of establishment of the performance goals the Committee shall have precluded its authority to make such adjustments. With respect to those Performance Shares or Performance Units that are intended to qualify as Performance-Based Awards, the Committee shall have the authority to make adjustments to performance goals for any outstanding Performance Shares or Performance Units only if such adjustment complies with the Treasury Regulations under Code Section 162(m).

13.4 PAYOUT OF PERFORMANCE SHARES OR PERFORMANCE UNITS. Subject to a Participant's election to defer in accordance with
      Section 18.4 below, upon the Vesting of a Performance Share or a Performance Unit, the shares of Common Stock representing the Performance Share or the Performance Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Performance Share or a Performance Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

14.0  CASH AWARDS

14.1 IN GENERAL. The Committee may, in its sole discretion, grant Cash Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Cash Award shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the Vesting Date with respect to such Cash Award, the criteria for the Vesting of such Cash Award, and the right of the Company to require the Participant to repay the Cash Award (with or without interest) upon termination of the Participant's employment within specified periods.

15.0  PERFORMANCE-BASED AWARDS

15.1 IN GENERAL. The Committee, in its sole discretion, may designate Awards granted under the Plan as Performance-Based Awards (as defined below) if it determines that such compensation might not be tax deductible by the Company due to the deduction limitation imposed by Code Section 162(m). Accordingly, an Award granted under the Plan may be granted in such a manner that the compensation attributable to such Award is intended by the Committee to qualify as "performance-based compensation" (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder) and thus be exempt from the deduction limitation imposed by Code Section 162(m) ("Performance-Based Awards").

15.2 QUALIFICATION OF PERFORMANCE-BASED AWARDS. Awards shall only qualify as Performance-Based Awards under the Plan if:

      (a) at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Code Section 162(m) and the Treasury
           Regulations thereunder);

      (b) with respect to either the granting or Vesting of an Award (other than (i) a Nonqualified Stock Option or
           (ii) an SAR, which are granted with an exercise price at or above the Fair Market Value of a Share of the Common Stock on the date of grant), such Award is subject to the achievement of a performance goal or goals based on one or more of the performance measures specified in Section 9.3 above;

      (c) the Committee establishes in writing (i) the objective performance-based goals applicable to a given performance period and (ii) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such performance period (but in no event after 25 percent of such performance period has elapsed);

      (d) no compensation attributable to a Performance-Based Award will be paid to or otherwise received by a Participant until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied; and

      (e) after the establishment of a performance goal, the Committee shall not revise such performance goal
           (unless such revision will not disqualify compensation attributable to the Award as "performance-based compensation" under Code Section 162(m)) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

16.0  CHANGE IN CONTROL

16.1 ACCELERATED VESTING. Notwithstanding any other provision of this Plan to the contrary, if there is a Change in Control of the Company, the Committee, in its sole discretion, may take such actions as it deems appropriate with respect to outstanding Awards, including, without limitation, accelerating the Vesting Date and/or payout of such Awards; provided, however, that such action shall not
                   ------------------
      conflict with any provision contained in an Award Agreement unless such provision is amended in accordance with Section
      19.3 below.

16.2 CASHOUT. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, all or a portion of certain outstanding Awards shall terminate within a specified number of days after notice to the holders, and each such holder shall receive an amount equal to the value of such Award on the date of the Change in Control, and with respect to each share of Common Stock subject to a Stock Option or SAR, an amount equal to the excess of the Fair Market Value of a Share of the Common Stock with respect to such shares immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or SAR. Such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine.

16.3 ASSUMPTION OR SUBSTITUTION OF AWARDS. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company or may be substituted by a similar award under such entity's compensation plans.

17.0  TERMINATION OF EMPLOYMENT IF PARTICIPANT IS AN EMPLOYEE

17.1  TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY OR
      RETIREMENT. Subject to any written agreement between the Company and a Participant, if a Participant's employment is terminated due to death or Disability or Retirement:

      (a) all non-Vested portions of Awards held by the Participant on the date of the Participant's death or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such Participant as of such date;

      (b) all Vested portions of Awards (other than Vested portions of Stock Options and SARs) held by the Participant on the date of the Participant's death or the date of the termination of his or her employment, as the case may be, shall be paid in accordance with the payout schedule applicable to Vested Awards; and

      (c) all Vested portions of Stock Options and/or SARs held by the Participant on the date of the Participant's death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of:

           (i) the end of the 12-month period following the date of the Participant's death or the date of the termination of his or her employment, as the case may be, or

           (ii) the date the Stock Option or SAR would otherwise expire.

17.2 TERMINATION OF EMPLOYMENT FOR CAUSE. Subject to any written agreement between the Company and a Participant, if a Participant's employment is terminated by the Company for Cause, all Awards held by a Participant on the date of the termination of his or her employment for Cause, whether Vested or non-Vested, shall immediately be forfeited by such Participant as of such date.

17.3 OTHER TERMINATIONS OF EMPLOYMENT. Subject to any written agreement between the Company and a Participant, if a Participant's employment is terminated for any reason other than for Cause or other than due to death or Disability or
      Retirement:

      (a) all non-Vested portions of Awards held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date;

      (b) all Vested portions of Awards (other than Vested portions of Stock Options and SARs) held by the Participant on the date of the termination of his or her employment shall be paid in accordance with the payout schedule applicable to Vested Awards; and

      (c) all Vested portions of Stock Options and/or SARs held by the Participant on the date of the termination of his or her employment s shall remain exercisable until the earlier of:

           (i) the end of the 90-day period following the date of the termination of his or her employment, or

           (ii) the date the Stock Option or SAR would otherwise expire.

17.4 COMMITTEE DISCRETION. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that:

      (a) any or all non-Vested portions of Stock Options and/or SARs held by the Participant on the date of the Participant's death and/or the date of the termination of his or her employment, as the case may be, shall immediately become exercisable as of such date and, except with respect to ISOs, shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire;

      (b) any or all Vested portions of Nonqualified Stock Options and/or SARs held by the Participant on the date of the Participant's death and/or the date of the termination of his or her employment, as the case may be, shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire;

      (c) any or all non-Vested portions of Stock Awards, Stock Units, Performance Shares, Performance Units, and/or Cash Awards held by the Participant on the date of the Participant's death and/or the date of the termination of his or her employment shall immediately Vest or shall become Vested on a date that occurs on or prior to the date the Award is scheduled to vest; and/or

      (d) all Vested portions of Awards (other than Vested portions of Stock Options and SARs) held by the Participant on the date of the Participant's death or the date of the termination of his or her employment, as the case may be, shall be paid on a date that occurs prior than the Vested Award is schedules to be paid.

17.5 ISOs. Notwithstanding anything contained in the Plan to the contrary, (i) the provisions contained in this Section 17 shall be applied to an ISO only if the application of such provision maintains the treatment of such ISO as an ISO and (ii) the exercise period of an ISO in the event of a termination of the Participant's employment due to Disability provided in Section 17.1 above shall be applied only if the Participant is "permanently and totally disabled" (as such term is defined in Code Section 22(e)(3)).

18.0  TAXES

18.1 WITHHOLDING TAXES. With respect to Employees, the Company, or the applicable Subsidiary, may require a Participant who has become vested in his or her Stock Award, Stock Unit, Performance Share or Performance Unit granted hereunder, or who exercises a Stock Option or SAR granted hereunder to reimburse the corporation which employs such Participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares or the payment of any amounts. In lieu thereof, the corporation or entity which employs such Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation or entity to the Participant upon such terms and conditions as the Committee shall prescribe. The corporation or entity that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Stock Option or SAR as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

18.2  USE OF COMMON STOCK TO SATISFY WITHHOLDING OBLIGATION.
      With respect to Employees, at any time that the Company, Subsidiary or other entity that employs such Participant becomes subject to a withholding obligation under applicable law with respect to the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Nonqualified Stock Option (the "Tax Date"), except as set forth below, a holder of such Award may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (i) directing the Company, Subsidiary or other entity that employs such Participant to withhold from shares issuable in the related vesting or exercise either a specified number of shares or shares of Common Stock having a specified value (in each case equal to the related minimum statutory personal withholding tax liabilities with respect to the applicable taxing jurisdiction in order to comply with the requirements for "equity accounting" in accordance with Statement of Financial Accounting Standards No. 123R,
      (ii) tendering shares of Common Stock previously issued pursuant to the exercise of a Stock Option or other shares of the Common Stock owned by the holder, or (iii) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld shares and other shares of Common Stock tendered in payment shall be valued at their Fair Market Value of a Share of the Common Stock on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including conditions or restrictions with respect to
      Section 16 of the Exchange Act.

18.3 NO GUARANTEE OF TAX CONSEQUENCES. No person connected with the Plan in any capacity, including, but not limited to, the Company and any Subsidiary and their directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

18.4 SECTION 409A DEFERRED COMPENSATION. At the time of grant, the Committee shall determine whether an Award will be treated as "nonqualified deferred compensation" under Code
      Section 409A. The Committee shall ensure that if an award will be treated as "nonqualified deferred compensation" under Code Section 409A, that the Award fully complies with the requirements of Code Section 409A and the Treasury Regulations promulgated thereunder, including but not limited to:

      (a) Requiring a minimum 6-month delay of payment if the Participant is a "specified employee" (as such term is defined under Code Section 409A);

      (b) Deferring or accelerating the payment of compensation attributable to any Award in strict compliance with Code Section 409; and

      (c) Establishing and operating the Plan in strict compliance with Code Section 409.

      The Committee, may, in its sole discretion, allow a Participant to elect to defer the receipt of any compensation attributable to an Award under guidelines and procedures consistent with Code Section 409A compliance to be established by the Committee after taking into account the advice of the Company's tax counsel.

18.5 GOLDEN PARACHUTES. Subject to any written agreement between the Company and a Participant, if any payment made under the Plan is treated by the Internal Revenue Service as an "excess parachute payment" as such term is used under Code Section 280G, then the Company or the applicable Subsidiary may reduce the amount of such payment so that such payment will not be treated as an "excess parachute payment"; provided, however, that such reduction must take
                ------------------
      into account all "parachute payments" as such term is used under Code Section 280G so that such reduction results in the aggregate of all "parachute payments" or payments that might be "parachute payments" to equal $1.00 less than the Participant's applicable "base amount" as such term is used in Code Section 280G.

19.0  AMENDMENT AND TERMINATION OF PLAN

19.1 TERMINATION OF PLAN. The Board may suspend or terminate the Plan at any time with or without prior notice; provided, however, that no action authorized by this
      ------------------
      Section 19.1 shall reduce the amount of any outstanding Award or otherwise adversely change the terms and conditions thereof without the Participant's consent.

19.2 AMENDMENT OF PLAN. The Board may amend the Plan at any time with or without prior notice; provided, however, that
                                         ------------------
      no action authorized by this Section 19.2 shall reduce the amount of any outstanding Award or otherwise adversely change the terms and conditions thereof without the Participant's consent.

19.3 AMENDMENT OR CANCELLATION OF AWARD AGREEMENTS. The Committee may amend or modify any Award Agreement at any time, provided that if the amendment or modification adversely affects the Participant, such amendment or modification shall be by mutual agreement between the Committee and the Participant or such other persons as may then have an interest therein. In addition, and subject to stockholder approval in accordance with Section 4.3 above, by mutual agreement between the Committee and a Participant or such other persons as may then have an interest therein, Awards may be granted to a Participant in substitution and exchange for, and in cancellation of, any Awards previously granted to such Participant under the Plan, or any award previously granted to such Participant under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company.

20.0  MISCELLANEOUS

20.1 LISTING OF SHARES AND RELATED MATTERS. If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be exercised, distributed or paid out, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

20.2 NO RIGHT, TITLE, OR INTEREST IN COMPANY ASSETS. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

20.3 NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE OR TO GRANTS. The Participant's rights, if any, to continue to serve the Company as a director, officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, and the Company or the applicable Subsidiary reserves the right to terminate the employment of any Employee or the services of any Independent Contractor at any time. The adoption of the Plan shall not be deemed to give any Employee, Nonemployee Director, Independent Contractor or any other individual or entity any right to be selected as a Participant or to be granted an Award.

20.4 AWARDS SUBJECT TO FOREIGN LAWS. The Committee may grant Awards to individual Participants who are subject to the tax laws of nations other than the United States, and such Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action that it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however,
                                               ------------------
      that no such Awards may be granted pursuant to this Section
      20.4 and no action may be taken which would result in a violation of the Exchange Act or any other applicable law.

20.5 GOVERNING LAW. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law.

20.6 NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Common Stock, Stock Options, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                               * * * * *
NOVEMBER 2007